UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|	Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Build America Bond Trust
BlackRock California Municipal Income Trust
BlackRock Core Bond Trust
BlackRock Credit Allocation Income Trust III
BlackRock Credit Allocation Income Trust IV
BlackRock Defined Opportunity Credit Trust
BlackRock Equity Dividend Trust
BlackRock EcoSolutions Investment Trust
BlackRock Energy and Resources Trust
BlackRock Enhanced Equity Dividend Trust
BlackRock Floating Rate Income Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Global Opportunities Equity Trust
BlackRock Health Sciences Trust
BlackRock High Income Shares
BlackRock High Yield Trust
BlackRock Income Opportunity Trust, Inc.
BlackRock Income Trust, Inc.
BlackRock Municipal Income Quality Trust
BlackRock International Growth and Income Trust
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock Limited Duration Income Trust
BlackRock Long-Term Municipal Advantage Trust
BlackRock MuniAssets Fund, Inc.
BlackRock Municipal 2020 Term Trust
BlackRock Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock New Jersey Investment Quality Municipal Trust, Inc.
BlackRock New Jersey Municipal Income Trust
BlackRock New York Municipal Income Quality Trust
BlackRock New York Investment Quality Municipal Trust, Inc.
BlackRock New York Municipal 2018 Term Trust
BlackRock New York Municipal Income Trust
BlackRock New York Municipal Income Trust II
BlackRock Real Asset Equity Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust
BlackRock Strategic Bond Trust
BlackRock Strategic Equity Dividend Trust
The BlackRock Strategic Municipal Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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		|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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June 16, 2011

Dear Shareholder:

A joint annual meeting of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, July 28, 2011, at 10:00 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the four nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the four nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show photographic identification, such as your driver’s license. If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show photo identification, such as your driver’s license, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your common or preferred shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on May 31, 2011. Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and on the date stated above, but at a different time. If you were also a shareholder of record on May 31, 2011 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-800-248-7690.

Sincerely,

Ira P. Shapiro
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

(This page intentionally left blank.)

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:

Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table on page 3 of the joint proxy statement identifies the Board Nominees for each Fund.

Q:	How do the Boards of the Funds recommend that I vote?

A:

The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interests and recommend that you vote “FOR” each Board Nominee.

Q:	How do I vote my shares?

A:

You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or Notice of Internet Availability of Proxy Materials, or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show photographic identification, such as your driver’s license.

If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show photo identification, such as your driver’s license, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your common or preferred shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Q:	Will my vote make a difference?

A:

Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Funds.

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:

The costs associated with the joint proxy statement, including the printing, distribution and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson Inc. (“Georgeson”), 199 Water Street, 26th Floor, New York, New York, 10038, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Georgeson and Broadridge will be paid approximately $89,000 and $939,000, respectively, for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, at 1-800-248-7690.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the proxy card(s), and if voting by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 16, 2011

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 28, 2011

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, July 28, 2011, at 10:00 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.

To elect to the Board of your Fund(s) the four nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the four nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the four nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

Your Board recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on May 31, 2011 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of May 31, 2011, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on May 31, 2011 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson, the firm assisting us in the solicitation of proxies, at 1-800-248-7690.

By Order of the Boards,

Ira P. Shapiro
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

BlackRock Closed-End Funds
Holding Annual Meetings of Shareholders on July 28, 2011

Name of Fund	Ticker
BlackRock Build America Bond Trust	BBN
BlackRock California Municipal Income Trust	BFZ
BlackRock Core Bond Trust	BHK
BlackRock Credit Allocation Income Trust III	BPP
BlackRock Credit Allocation Income Trust IV	BTZ
BlackRock Defined Opportunity Credit Trust	BHL
BlackRock Equity Dividend Trust	BDV
BlackRock EcoSolutions Investment Trust	BQR
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Floating Rate Income Trust	BGT
BlackRock Florida Municipal 2020 Term Trust	BFO
BlackRock Global Opportunities Equity Trust	BOE
BlackRock Health Sciences Trust	BME
BlackRock High Income Shares	HIS
BlackRock High Yield Trust	BHY
BlackRock Income Opportunity Trust, Inc.	BNA
BlackRock Income Trust, Inc.	BKT
BlackRock Municipal Income Quality Trust	BYM
BlackRock International Growth and Income Trust	BGY
BlackRock Investment Quality Municipal Trust, Inc.	BKN
BlackRock Limited Duration Income Trust	BLW
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal 2020 Term Trust	BKK
BlackRock Municipal Income Trust	BFK
BlackRock Municipal Income Trust II	BLE
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	RNJ
BlackRock New Jersey Municipal Income Trust	BNJ
BlackRock New York Municipal Income Quality Trust	BSE
BlackRock New York Investment Quality Municipal Trust, Inc.	RNY
BlackRock New York Municipal 2018 Term Trust	BLH
BlackRock New York Municipal Income Trust	BNY
BlackRock New York Municipal Income Trust II	BFY
BlackRock Real Asset Equity Trust	BCF
BlackRock S&P Quality Rankings Global Equity Managed Trust	BQY
BlackRock Strategic Bond Trust	BHD
BlackRock Strategic Equity Dividend Trust	BDT
The BlackRock Strategic Municipal Trust	BSD

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ANNUAL MEETING OF SHAREHOLDERS

JULY 28, 2011

JOINT PROXY STATEMENT

     This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, July 28, 2011, at 10:00 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

     The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about June 16, 2011.

     Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”) or a Delaware statutory trust (each, a “Delaware Trust”). The Massachusetts Trusts, Maryland Corporations and Delaware Trusts are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Massachusetts Trust, Maryland Corporation and Delaware Trust is set forth in Appendix A.

     Shareholders of record of a Fund as of the close of business on May 31, 2011 (the “Record Date”) are entitled to notice of and to vote at that Fund’s meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock, auction market preferred shares, auction preferred stock, auction preferred shares, auction rate preferred shares of beneficial interest, municipal auction rate cumulative preferred shares or auction rate municipal preferred shares (collectively, “AMPS”) of each of the Funds identified in Appendix A as having AMPS outstanding (collectively, the “AMPS Funds”) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the AMPS Funds and will vote together with the holders of Common Shares as a single class on each nominee to the Board of the AMPS Fund in which they own AMPS, except that they are entitled to vote separately as a class to elect two Board Members for each AMPS Fund in which they own AMPS. The Board Members representing AMPS holders are Class I and Class II Board Members. The quorum and voting requirements for each Fund are described in the section below entitled “Vote Required and Manner of Voting Proxies.”

     The number of shares outstanding of each Fund as of the close of business on the Record Date and the net assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of May 23, 2011, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.

     The Fund in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

     All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the Delaware address below), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

     Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

     If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show photographic identification, such as your driver’s license. If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show photo identification, such as your driver’s license, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

     For directions to the meeting, please contact Georgeson, the firm assisting us in the solicitation of proxies, at 1-800-248-7690.

     Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

     BlackRock will update performance data for the Funds, as well as certain other data for Funds that are municipal funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds.

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the New York address above and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JULY 28, 2011

The Proxy Statement is available at www.proxy-direct.com/22582.

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

SUMMARY OF PROPOSAL AND FUNDS VOTING

     The following table shows the Funds for which the Board Nominees are standing for election.

		Nominees Standing for Election			AMPS Nominee Standing for Election (2)
Fund Name	Ticker	Class I (1)	Class II	Class III
BlackRock Build America Bond Trust	BBN	X
BlackRock California Municipal Income Trust	BFZ	X			X
BlackRock Core Bond Trust	BHK	X
BlackRock Credit Allocation Income Trust III	BPP	X
BlackRock Credit Allocation Income Trust IV	BTZ	X
BlackRock Defined Opportunity Credit Trust	BHL	X
BlackRock Equity Dividend Trust	BDV	X
BlackRock EcoSolutions Investment Trust	BQR	X
BlackRock Energy and Resources Trust	BGR	X
BlackRock Enhanced Equity Dividend Trust	BDJ	X
BlackRock Floating Rate Income Trust	BGT	X
BlackRock Florida Municipal 2020 Term Trust	BFO	X			X
BlackRock Global Opportunities Equity Trust	BOE	X
BlackRock Health Sciences Trust	BME	X
BlackRock High Income Shares	HIS	X
BlackRock High Yield Trust	BHY	X
BlackRock Income Opportunity Trust, Inc.	BNA	X
BlackRock Income Trust, Inc.	BKT	X
BlackRock Municipal Income Quality Trust	BYM	X			X
BlackRock International Growth and Income Trust	BGY	X
BlackRock Investment Quality Municipal Trust, Inc.	BKN	X			X
BlackRock Limited Duration Income Trust	BLW	X
BlackRock Long-Term Municipal Advantage Trust	BTA	X
BlackRock MuniAssets Fund, Inc.	MUA	X
BlackRock Municipal 2020 Term Trust	BKK	X			X
BlackRock Municipal Income Trust	BFK	X			X
BlackRock Municipal Income Trust II	BLE	X			X
BlackRock New Jersey Investment Quality
Municipal Trust, Inc.	RNJ	X			X
BlackRock New Jersey Municipal Income Trust	BNJ	X			X
BlackRock New York Municipal Income Quality Trust	BSE	X			X
BlackRock New York Investment Quality
Municipal Trust, Inc.	RNY	X			X
BlackRock New York Municipal 2018 Term Trust	BLH	X			X
BlackRock New York Municipal Income Trust	BNY	X			X
BlackRock New York Municipal Income Trust II	BFY	X			X
BlackRock Real Asset Equity Trust	BCF	X
BlackRock S&P Quality Rankings Global Equity
Managed Trust	BQY	X
BlackRock Strategic Bond Trust	BHD	X
BlackRock Strategic Equity Dividend Trust	BDT	X
The BlackRock Strategic Municipal Trust	BSD	X			X

(1)

The Class I Board Nominees are Paul L. Audet, Michael J. Castellano, R. Glenn Hubbard and W. Carl Kester. For AMPS Funds, Paul L. Audet, Michael J. Castellano and R. Glenn Hubbard are voted upon by the common and preferred shareholders voting together as a single class, and W. Carl Kester, as the AMPS Nominee, is voted upon by owners of AMPS voting as a separate class. For Non-AMPS Funds, each nominee is voted upon by the common shareholders voting as a single class. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the AMPS Nominee.

(2)

With respect to the AMPS Funds, Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of AMPS. Dr. Kester is the AMPS Nominee standing for election. Mr. Fabozzi’s term as a Board Member is scheduled to expire in 2012 and therefore he is not standing for election this year as an AMPS Nominee. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the AMPS Nominee.

PROPOSAL 1—ELECTION OF BOARD NOMINEES

     The purpose of Proposal 1 is to elect Board Members for each Fund.

     Nominees for each Fund. The Board of each Fund consists of 11 Board Members, nine of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). Prior to March 31, 2010, the Board of each Fund had 11 Board Members; however, on March 31, 2010, G. Nicholas Beckwith, III resigned from the Board of each Fund. On April 14, 2011, the Board of each Fund determined to increase the number of Board Members to 11 and appointed Michael J. Castellano as a Class I Board Member to each Fund. At the May 13, 2011 Board meeting, Richard S. Davis, an interested Board Member, advised the Board of his intention to resign his position as a Class II Board Member on the date of the joint annual meeting of shareholders. Thereafter, the Governance and Nominating Committee met and upon the recommendation of such committee, the Board thereafter nominated Paul L. Audet as an interested Class I Board Nominee. The Funds divide their Board Members into three classes: Class I, Class II and Class III and generally only one class of Board Members stands for election each year. Only the Class I Board Members are standing for election this year. Each Class I Board Member elected at the meeting will serve until the later of the 2014 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

     With respect to the AMPS Funds, the owners of AMPS are entitled to vote as a separate class to elect two of the Board Members (the “AMPS Nominees”) for the AMPS Fund in which they own AMPS. This means that owners of common shares are not entitled to vote in connection with the election of the AMPS Nominees. However, the owners of common shares and the owners of AMPS, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of AMPS. Only W. Carl Kester is standing for election this year as an AMPS Nominee. Mr. Fabozzi’s term as a Board Member is scheduled to expire in 2012 and therefore he is not standing for election this year as an AMPS Nominee.

     The Board recommends a vote “FOR” the election of Paul L. Audet, Michael J. Castellano, R. Glenn Hubbard and W. Carl Kester (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or over the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

     Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees, including any AMPS Nominees, for election to the Board of each Fund and sets forth certain biographical information about the Board Members and/or Board Nominees, for all of the Funds. Please note that only the Class I Board Members and nominees for election as Class I Board Members are standing for election for the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end registered investment companies advised by the Advisor, including the Funds, are referred to collectively as the “Closed-End Complex.”

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Directors
Richard E. Cavanagh	Director/	2013;	Trustee, Aircraft Finance Trust from	95 RICs	Arch Chemical
55 East 52nd Street	Trustee and	2007 to	1999 to 2009; Director, The Guardian	consisting of	(chemical and
New York, NY	Chair of the	present	Life Insurance Company of America	95 Portfolios	allied
10055	Boards		since 1998; Trustee, Educational		products)
Testing Service from 1997 to 2009
1946			and Chairman thereof from 2005 to
2009; Senior Advisor, The Fremont
Group (a private investment firm)
since 2008 and Director thereof since
1996; Adjunct Lecturer, Harvard
University since 2007; President and
Chief Executive Officer, The
Conference Board, Inc. (global
business research organization) from
1995 to 2007.

Karen P. Robards	Director/	2012;	Partner of Robards & Company, LLC	95 RICs	AtriCure, Inc.
55 East 52nd Street	Trustee, Vice	2007 to	(financial advisory firm) since 1987;	consisting of	(medical
New York, NY	Chair of the	present	Co-founder and Director of the Cooke	95 Portfolios	devices)
10055	Boards and		Center for Learning and Development
	Chair of the		(a not-for-profit organization) since
1950	Audit		1987; Director of Care Investment
	Committee		Trust, Inc. (health care real estate
investment trust) from 2007 to 2010;
Director of Enable Medical Corp. from
1996 to 2005; Investment Banker at
Morgan Stanley from 1976 to 1987.

Michael J.	Director/	2011;	Managing Director and Chief Financial	95 RICs	None
Castellano (1)(2)	Trustee and	2011 to	Officer of Lazard Group LLC from	consisting of
55 East 52nd Street	Member of	present	2001 to 2011; Chief Financial Officer	95 Portfolios
New York, NY	the Audit		of Lazard Ltd. from 2005 to 2011;
10055	Committee		Director, Support Our Aging Religions
(non-profit) since 2009; Director,
1946			National Advisory Board of Church
Management at Villanova University
since 2010.

Frank J. Fabozzi (2)	Director/	2012;	Consultant/Editor of The Journal of	95 RICs	None
55 East 52nd Street	Trustee and	2007 to	Portfolio Management since 2006;	consisting of
New York, NY	Member of	present	Professor in the Practice of Finance	95 Portfolios
10055	the Audit		and Becton Fellow, Yale University,
	Committee		School of Management since 2006;
1948			Adjunct Professor of Finance and
Becton Fellow, Yale University from
1994 to 2006.

Kathleen F.	Director/	2013;	President of Economics Studies, Inc.	95 RICs	The McClatchy
Feldstein	Trustee	2007 to	(private economic consulting firm)	consisting of	Company
55 East 52nd Street		present	since 1987; Chair, Board of Trustees,	95 Portfolios	(publishing);
New York, NY			McLean Hospital from 2000 to 2008		BellSouth
10055			and Trustee Emeritus since 2008;		(telecommuni-
			Member of the Board of Partners		cations);
1941			Community Healthcare, Inc. from		Knight Ridder
			2005 to 2009; Member of the		(publishing)
Corporation of Partners HealthCare
since 1995; Trustee, Museum of Fine
Arts, Boston since 1992; Member of
the Visiting Committee to the Harvard
University Art Museum since 2003;
Director, Catholic Charities of Boston
since 2009.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
James T. Flynn	Director/	2012;	Chief Financial Officer of JPMorgan &	95 RICs	None
55 East 52nd Street	Trustee and	2007 to	Co., Inc. from 1990 to 1995.	consisting of
New York, NY	Member of	present		95 Portfolios
10055	the Audit
Committee
1939

Jerrold B. Harris	Director/	2013;	Trustee, Ursinus College since 2000;	95 RICs	BlackRock
55 East 52nd Street	Trustee	2007 to	Director, Troemner LLC (scientific	consisting of	Kelso Capital
New York, NY		present	equipment) since 2000; Director of	95 Portfolios	Corp.
10055			Delta Waterfowl Foundation (a not-for-		(business
			profit organization) since 2001;		development
1942			President and Chief Executive Officer,		company)
VWR Scientific Products Corporation
from 1990 to 1999.

R. Glenn Hubbard	Director/	2011;	Dean, Columbia Business School	95 RICs	ADP (data and
(1)(2)	Trustee	2007 to	since 2004; Columbia faculty member	consisting of	information
55 East 52nd Street		present	since 1988; Co-Director, Columbia	95 Portfolios	services); KKR
New York, NY			Business School’s Entrepreneurship		Financial
10055			Program from 1997 to 2004;		Corporation
			Chairman, U.S. Council of Economic		(finance);
1958			Advisers under the President of the		Metropolitan
			United States from 2001 to 2003;		Life Insurance
			Chairman, Economic Policy Committee		Company
			of the OECD from 2001 to 2003.		(insurance)

W. Carl Kester	Director/	2011;	George Fisher Baker Jr. Professor of	95 RICs	None
(1)(2)(3)	Trustee and	2007 to	Business Administration, Harvard	consisting of
55 East 52nd Street	Member of	present	Business School; Deputy Dean for	95 Portfolios
New York, NY	the Audit		Academic Affairs from 2006 to 2010;
10055	Committee		Chairman, Finance, Harvard Business
School from 2005 to 2006; Senior
1951			Associate Dean and Chairman of the
MBA Program of Harvard Business
School from 1999 to 2005; Member
of the Faculty of Harvard Business
School since 1981.
Interested Directors†
Richard S. Davis (4)	Director/	2012;	Managing Director, BlackRock, Inc.	165 RICs	None
55 East 52nd Street	Trustee	2007 to	since 2005; Chief Executive Officer,	consisting of
New York, NY		present	State Street Research & Management	290 Portfolios
10055			Company from 2000 to 2005;
Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds
from 2000 to 2005; Chairman, SSR
Realty from 2000 to 2004.

Henry Gabbay	Director/	2013;	Consultant, BlackRock, Inc. from	165 RICs	None
55 East 52nd Street	Trustee	2007 to	2007 to 2008; Managing Director,	consisting of
New York, NY		present	BlackRock, Inc. from 1989 to 2007;	290 Portfolios
10055			Chief Administrative Officer,
BlackRock Advisors, LLC from 1998
1947			to 2007; President of BlackRock
Funds and BlackRock Bond Allocation
Target Shares from 2005 to 2007;
Treasurer of certain closed-end funds
in the Closed-End Complex from 1989
to 2006.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Board Nominee
Paul L. Audet (2)	N/A	N/A	Senior Managing Director, BlackRock,	None	None
55 East 52nd Street			Inc. and head of BlackRock’s Real
New York, NY			Estate business from 2008 to 2011;
10055			Member of BlackRock’s Global
Operating and Corporate Risk
1953			Management Committees and of the
BlackRock Alternative Investors
Executive Committee and Investment
Committee for the Private Equity Fund
of Funds business since 2008; head
of BlackRock’s Global Cash
Management business from 2005 to
2010; Acting Chief Financial Officer of
BlackRock from 2007 to 2008; Chief
Financial Officer of BlackRock from
1998 to 2005; Senior Vice President
of Finance at PNC Bank Corp. and
Chief Financial Officer of the
Investment Management and Mutual
Fund Processing businesses from
1996 to 1998 and head of PNC’s
Mergers & Acquisitions unit from
1992 to 1998; Member of PNC’s
Corporate Asset-Liability Committee
and Marketing Committees from 1992
to 1998; Chief Financial Officer of
PNC’s eastern operations from 1991
to 1992; Senior Vice President of
First Fidelity Bancorporation,
responsible for the Corporate Finance,
Asset-Liability Committee, and
Mergers & Acquisitions functions from
1986 to 1991.

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2007, each Board Member first became a member of the Boards of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the Funds.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†	Messrs. Audet, Davis and Gabbay are “interested persons” (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities.

(1)	Class I Board Member.

(2)	Class I Board Nominee.

(3)	Board Members elected solely by the owners of AMPS.

(4)	Mr. Davis, an interested Board Member, advised the Board of his intention to resign his position as a Class II Board Member on the date of the joint annual meeting of shareholders.

     The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-Laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

     The following table discusses some of the experiences, qualifications and skills of each of our Board Members and/or Board Nominees that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh

Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long- standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment adviser enhances his service as Chair of the Boards, Chair of the ad hoc AMPS Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards

The Boards benefit from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Funds’ investment adviser enhances her service as a member of the Performance Oversight Committee, Executive Committee and ad hoc AMPS Committee. In addition, Ms. Robards is a member of the Joint Product Pricing Committee.

Michael J. Castellano(1)(2)

Mr. Castellano is a Board Member and member of each Fund’s Audit Committee and Performance Oversight Committee. The Boards benefit from Mr. Castellano’s over forty year career in accounting. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee.

Frank J. Fabozzi

Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment adviser enhances his service as Chair of the Performance Oversight Committee and as a member of the ad hoc AMPS Committee.

Kathleen F. Feldstein

Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment adviser enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn

Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment adviser enhances his service as a member of the Performance Oversight Committee.

Jerrold B. Harris

Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment adviser enhances his service as the Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee. In addition, Mr. Harris is a member of the Joint Product Pricing Committee.

R. Glenn Hubbard (1)(2)

Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an advisor to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester (1)(2)

The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the

Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long- standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. In addition, Dr. Kester’s independence from the Funds and the Funds’ investment adviser enhances his service as a member of the Performance Oversight Committee and ad hoc AMPS Committee.

Richard S. Davis

The Boards benefit from Mr. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company in light of his business leadership and experience. Mr. Davis’s experiences as the Chairman of State Street Research Mutual Funds and SSR Realty provide the Boards with practical business knowledge and leadership in the investment management industry. Mr. Davis’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. He serves as a member of the Executive Committee. Mr. Davis advised the Board of his intention to resign his position as a Class II Board Member on the date of the joint annual meeting of shareholders.

Henry Gabbay

The Boards benefit from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Boards with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisers. Dr. Gabbay’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the ad hoc AMPS Committee.

Paul L. Audet (2)

Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 20 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions unit. If elected to the Board, it is anticipated that Mr. Audet will join the Executive Committee.

(1)	Class I Board Member

(2)	Class I Board Nominee

Board Leadership Structure and Oversight

     The Boards consist of eleven individuals, nine of whom are Independent Board Members. The registered investment companies advised by the Advisor are composed of the BlackRock Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds. The Funds are included in the BlackRock Closed-End Complex. The Board Members also oversee the operations of other closed-end registered investment companies included in the BlackRock Closed-End Complex as directors or trustees.

     The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Boards also have two ad hoc committees, the Joint Product Pricing Committee and the ad hoc AMPS Committee, with respect to the Funds that issue AMPS. The Funds do not have a compensation committee because their executive officers, other than the CCO, do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside at all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive session or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance effective oversight.

     The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

  Increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer

  Allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration

  Provides greater opportunities for direct and independent communication between shareholders and the Boards

  Provides an independent spokesman for the Funds

     The Boards have engaged the Advisor to manage the Funds on a day-to day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

     Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

     Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix B.

     Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they are nominated to oversee, as well as certain other funds in the Closed-End Complex, as of May 31, 2011 is set forth in Appendix C.

     Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund attended last year’s annual shareholders’ meeting.

     Board Meetings. During the calendar year 2010, the Board of each Fund met seven times. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served during each Fund’s most recently completed fiscal year.

     Standing and Other Operating Committees of the Boards. Information relating to the various standing and other operating committees of the Boards is set forth in Appendix E.

     The Boards of the AMPS Funds established an ad hoc Committee on AMPS (the “AMPS Committee”) in March 2008. The current members of the AMPS Committee are: Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from recent market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each Fund and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each Fund’s and its shareholders’ best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met 18 times in the last calendar year and 51 times since its formation. As of the date of this Proxy Statement, the total amount of announced redemptions of auction market preferred shares across the Closed-End Complex, including the AMPS Funds, equaled $5.57 billion, which represents approximately 56.7% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, the issuance of variable rate demand preferred shares (“VRDP Shares”), a relatively new form of preferred stock that includes a put feature, which would make the securities eligible for purchase by money market funds. Thus far, 12 BlackRock Closed-End Funds have issued VRDP Shares and redeemed their AMPS. The Funds continue to explore the use of additional alternative forms of leverage such as tender option bonds and alternative forms of preferred stock (including VRDP Shares) which have been successfully used in some form by certain BlackRock Closed-End Funds.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all applicable SEC filing requirements.

     Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix F.

     Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

     Settlement of Shareholder Solicitation. On June 15, 2011, the Funds and certain other BlackRock closed-end registered investment companies (the “Other BlackRock Funds”) entered into an agreement (the “Agreement”), with Karpus Management, Inc. (“Karpus”), Special Opportunities Fund, Inc. (“SOF”) and Opportunity Partners, L.P. (“Opportunity Partners” and, together with SOF, the “Bulldog/Brooklyn Funds”). As it pertains to the Funds, Karpus and the Bulldog/Brooklyn Funds agreed to abide by certain “standstill restrictions,” including refraining from bringing lawsuits against the Funds or engaging in any proxy contest against the Funds, through the Funds’ 2012 annual meetings of shareholders. The parties also agreed to a mutual non-disparagement provision through the Funds’ 2012 annual meetings of shareholders. Among other things, Karpus and the Bulldog/Brooklyn Funds also agreed to dismiss a lawsuit previously brought by them that challenged the adoption of By-Law amendments by the boards of directors/trustees of certain of the Other BlackRock Funds, which amendments are substantially similar to amendments also adopted by the Funds. Karpus and the Bulldog/Brooklyn Funds also agreed to withdraw their purported nominees for election as a director/trustee of the Other BlackRock Funds at their upcoming annual meeting of shareholders and to abide by similar “standstill restrictions” with respect to the Other BlackRock Funds until after their 2014 annual meetings of shareholders. The Boards of the Funds believe that the Agreement is in the best interests of the Funds and their shareholders.

     In addition, each of the Other BlackRock Funds has agreed that, if all of the outstanding AMPS of such Other BlackRock Fund have not been redeemed two weeks prior to the date such Other BlackRock Fund mails its proxy materials to shareholders in connection with the Other BlackRock Fund’s 2012 annual meeting of shareholders (each, a “2012 Annual Meeting”), Karpus or the Bulldog/Brooklyn Funds, as applicable (based on the party who submitted the nomination notice), will be entitled to designate an individual (the “Designee”) to be nominated as a director/trustee elected by the preferred shareholders of such Other BlackRock Fund, to serve on the board of directors/trustees of such Other BlackRock Fund, and such Other BlackRock Fund will include the Designee in the Other BlackRock Fund’s proxy materials, and such Other BlackRock Fund’s board of directors/trustees will recommend that the Designee be elected, in connection with its 2012 Annual Meeting if the Designee is reasonably acceptable to the board of directors/trustees of an Other BlackRock Fund and agrees to resign from the board of directors/trustees at such time as all of the AMPS of an Other BlackRock Fund are redeemed. The Other BlackRock Funds are under no obligation to redeem any of the AMPS and any redemption of AMPS will be made only after a determination by the board of directors/trustees of an Other BlackRock Fund that such redemption is in the best interests of all of its shareholders.

     Pursuant to the Agreement, Karpus and the Bulldog/Brooklyn Funds will be reimbursed for up to $150,000 (in the aggregate) of reasonable, documented fees and expenses incurred in connection with the By-Law lawsuit and their proxy solicitation. Each of the Funds and the Other BlackRock Funds will bear a portion of the cost of such expense reimbursement. The impact on each of the Funds’ and the Other BlackRock Funds’ respective total expense ratio will be less than 1/10th of a basis point.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

     A quorum of shareholders is required to take action at each meeting. For BKN, BKT, BNA, MUA, RNJ and RNY, the holders of 1/3 of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. Because each Fund requires a plurality of votes to elect each of the Board Nominees, withhold votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1.

     Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withhold votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Shares of AMPS of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

     If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

     Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

     If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.

     A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he desires to do so and is expected to be available to respond to appropriate questions.

     Each Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

     Each Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

     Each Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix G) for inclusion in each Fund’s Annual Report to Shareholders.

     Appendix G sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix G is presented under the following captions:

     (a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     (b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

     (c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

     (d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

     Each Audit Committee is required to approve all audit engagement fees and terms for its Fund. Each Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent accountant of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix G to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

     The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to a Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of a Fund. Each Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Audit Committee for ratification at the next regularly scheduled in-person board meeting.

     For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

     Each Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

     The Audit Committee of each Fund consists of the following Board Members:

     Karen P. Robards (Chair);
     Michael J. Castellano;
     Frank J. Fabozzi;
     James T. Flynn; and
     W. Carl Kester.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

     As of May 23, 2011, to the best of the Funds’ knowledge, the persons listed in Appendix H beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated.

Submission of Shareholder Proposals

     A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

     If a shareholder intends to present a proposal at the 2012 annual meeting of a Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by Friday, February 17, 2012. In the event a Fund moves the date of its 2012 annual meeting by more than 30 days from the anniversary of its 2011 annual meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2012 meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund a reasonable time before the Fund begins to print and send its proxy materials.

     Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2012 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2012 annual meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the By-laws and be received by the Fund between Wednesday, February 29, 2012 and Friday, March 30, 2012. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund’s principal executive offices by Wednesday, March 30, 2012. In the event a Fund moves the date of its 2012 annual meeting by more than 25 days from the anniversary of its 2011 annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2012 annual meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762. For further information, please see Appendix E — Standing Committees — Governance and Nominating Committee.

     For all Funds, written proposals (including nominations) and notices should be sent to the Secretary of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Shareholder Communications

     Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

     Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

     Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Georgeson Inc. (“Georgeson”), 199 Water Street, 26th Floor, New York, New York, 10038, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Georgeson and Broadridge will be paid approximately $89,000 and $939,000, respectively, for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Annual Meeting

     Attendance at the annual meeting will be limited to Funds’ shareholders as of the Record Date. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

     If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your Common or Preferred Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Funds

     BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

     If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

     BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our websites.

     BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

     BlackRock may share information with its affiliates to service a Client’s account or to provide Clients with information about other BlackRock products or services that may be of interest to them. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

     A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each Delaware Trust, a list of shareholders of record as of the Record Date will be available at the offices of the Funds, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

     Failure of a quorum to be present at any meeting may necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, withhold votes and broker non-votes, if any, will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards,

Ira P. Shapiro
Secretary of the Funds

June 16, 2011

Appendix A

Fund Information

     The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on May 31, 2011, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Managed Assets ($) (‘000s)

BBN	BlackRock Build America
	Bond Trust	Delaware Statutory Trust	57,103,349	N/A	1,683,949
BFZ	BlackRock California Municipal
	Income Trust†	Delaware Statutory Trust	31,826,816	6,853	750,277
BHK	BlackRock Core Bond Trust	Delaware Statutory Trust	27,023,027	N/A	545,450
BPP	BlackRock Credit Allocation
	Income Trust III	Delaware Statutory Trust	18,467,785	N/A	282,003
BTZ	BlackRock Credit Allocation
	Income Trust IV	Delaware Statutory Trust	51,828,156	N/A	962,348
BHL	BlackRock Defined Opportunity
	Credit Trust	Delaware Statutory Trust	9,023,108	N/A	178,900
BDV	BlackRock Equity Dividend Trust	Delaware Statutory Trust	54,638,903	N/A	605,209
BQR	BlackRock EcoSolutions
	Investment Trust	Delaware Statutory Trust	12,464,163	N/A	138,489
BGR	BlackRock Energy and
	Resources Trust	Delaware Statutory Trust	29,766,217	N/A	968,382
BDJ	BlackRock Enhanced Equity
	Dividend Trust	Delaware Statutory Trust	71,655,012	N/A	641,960
BGT	BlackRock Floating Rate
	Income Trust	Delaware Statutory Trust	23,603,223	N/A	504,052
BFO	BlackRock Florida Municipal
	2020 Term Trust†	Delaware Statutory Trust	5,562,128	1,716	128,670
BOE	BlackRock Global Opportunities
	Equity Trust	Delaware Statutory Trust	69,483,161	N/A	1,316,378
BME	BlackRock Health Sciences Trust	Delaware Statutory Trust	7,591,500	N/A	232,111
HIS	BlackRock High Income Shares	Massachusetts Business Trust	54,620,872	N/A	161,835
BHY	BlackRock High Yield Trust	Delaware Statutory Trust	6,427,525	N/A	52,656
BNA	BlackRock Income
	Opportunity Trust, Inc.	Maryland Corporation	34,456,370	N/A	370,184
BKT	BlackRock Income Trust, Inc.	Maryland Corporation	63,942,535	N/A	505,050
BYM	BlackRock Municipal Income
	Quality Trust†	Delaware Statutory Trust	26,324,896	5,490	576,678
BGY	BlackRock International Growth
	and Income Trust	Delaware Statutory Trust	109,989,277	N/A	1,191,812
BKN	BlackRock Investment Quality
	Municipal Trust, Inc.†	Maryland Corporation	17,061,364	5,038	364,747
BLW	BlackRock Limited Duration
	Income Trust	Delaware Statutory Trust	36,908,388	N/A	890,238
BTA	BlackRock Long-Term Municipal
	Advantage Trust	Delaware Statutory Trust	13,372,677	N/A	144,720
MUA	BlackRock MuniAssets
	Fund, Inc.	Maryland Corporation	35,741,923	N/A	467,427
BKK	BlackRock Municipal 2020
	Term Trust†	Delaware Statutory Trust	20,236,628	6,954	481,767
BLE	BlackRock Municipal
	Income Trust II†	Delaware Statutory Trust	23,317,887	6,052	507,696
BFK	BlackRock Municipal
	Income Trust†	Delaware Statutory Trust	44,526,031	10,835	911,076
RNJ	BlackRock New Jersey Investment
	Quality Municipal Trust, Inc.†	Maryland Corporation	1,016,634	276	19,345
BNJ	BlackRock New Jersey Municipal
	Income Trust†	Delaware Statutory Trust	7,617,102	2,364	166,523

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Managed Assets ($) (‘000s)

BSE	BlackRock New York Municipal
	Income Quality Trust†	Delaware Statutory Trust	6,485,389	1,623	140,911
RNY	BlackRock New York Investment
	Quality Municipal Trust, Inc.†	Maryland Corporation	1,314,975	389	28,084
BLH	BlackRock New York Municipal
	2018 Term Trust†	Delaware Statutory Trust	3,633,028	1,256	86,890
BFY	BlackRock New York Municipal
	Income Trust II†	Delaware Statutory Trust	4,964,204	1,779	115,514
BNY	BlackRock New York Municipal
	Income Trust†	Delaware Statutory Trust	12,820,918	3,780	280,877
BCF	BlackRock Real Asset
	Equity Trust	Delaware Statutory Trust	57,173,280	N/A	884,090
BQY	BlackRock S&P Quality Rankings
	Global Equity Managed Trust	Delaware Statutory Trust	6,033,028	N/A	92,310
BHD	BlackRock Strategic Bond Trust	Delaware Statutory Trust	7,058,401	N/A	127,826
BDT	BlackRock Strategic Equity
	Dividend Trust	Delaware Statutory Trust	26,908,028	N/A	329,197
BSD	The BlackRock Strategic
	Municipal Trust†	Delaware Statutory Trust	7,295,125	1,719	148,970

†	Denotes an AMPS Fund.

A-2

Appendix B

Compensation of the Board Members

     Each Board Member who is not an “interested person” (as defined in the 1940 Act) (the “Independent Board Members”), is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. For the year ended December 31, 2010, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of $38,075. Each Fund shall pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

     Dr. Gabbay is an interested person of the Funds and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes. A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Board Members in order to match its deferred compensation obligation.

     The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Davis serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the BlackRock Advisors.

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)(13)	Frank J. Fabozzi (3)(13)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(11)	G. Nicholas Beckwith III (6)	James T. Flynn (7)	Jerold B. Harris (8)(14)	W. Carl Kester (9)(13)	Karen P. Robards (10)(13)(14)	Henry Gabbay (11)(13)	Michael J. Castellano (12)	Fund Total
BBN (15)	31-Jul	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
BCF	31-Oct	$9,425	$7,556	$6,731	$6,482	$2,640	$6,856	$6,434	$7,057	$9,128	$4,908	$0	$67,215
BDJ	31-Oct	$7,756	$6,216	$5,544	$5,338	$2,177	$5,646	$5,292	$5,806	$7,505	$3,941	$0	$55,222
BDT	31-Oct	$3,787	$3,036	$2,705	$2,605	$1,032	$2,755	$2,585	$2,835	$3,667	$1,968	$0	$26,973
BDV	31-Oct	$6,931	$5,556	$4,951	$4,767	$1,921	$5,042	$4,731	$5,189	$6,711	$3,577	$0	$49,375
BFK	30-Apr	$7,332	$5,948	$4,852	$4,795	$0	$5,072	$5,246	$5,580	$7,471	$4,166	$208	$50,669
BFO	31-Jul	$1,061	$846	$775	$746	$480	$789	$717	$789	$1,004	$514	$0	$7,721
BFY	31-Aug	$967	$771	$706	$680	$384	$719	$654	$719	$915	$566	$0	$7,081
BFZ	31-Jul	$3,862	$3,079	$2,818	$2,714	$1,287	$2,871	$2,610	$2,871	$3,653	$2,349	$0	$28,114
BGR	31-Oct	$9,996	$8,011	$7,145	$6,880	$2,820	$7,277	$6,820	$7,482	$9,671	$5,125	$0	$71,227
BGT	31-Oct	$4,384	$3,514	$3,131	$3,015	$1,182	$3,189	$2,992	$3,282	$4,244	$2,273	$0	$31,206
BGY	31-Oct	$15,302	$12,263	$10,943	$10,538	$4,482	$11,145	$10,439	$11,452	$14,799	$7,591	$0	$108,954
BHD	31-Aug	$1,217	$970	$888	$855	$472	$905	$822	$905	$1,151	$722	$0	$8,908
BHK	31-Aug	$4,651	$3,709	$3,394	$3,269	$1,816	$3,457	$3,143	$3,457	$4,400	$2,764	$0	$34,060
BHL	31-Aug	$1,586	$1,264	$1,157	$1,114	$617	$1,179	$1,072	$1,179	$1,500	$933	$0	$11,602
BHY	31-Aug	$549	$438	$401	$386	$211	$408	$371	$408	$520	$328	$0	$4,020
BKK	30-Apr	$3,783	$3,069	$2,504	$2,477	$0	$2,620	$2,708	$2,878	$3,851	$2,181	$113	$26,185
BKN	30-Apr	$2,921	$2,370	$1,932	$1,909	$0	$2,019	$2,091	$2,224	$2,979	$1,663	$83	$20,190
BKT	31-Aug	$6,256	$4,988	$4,565	$4,396	$2,450	$4,650	$4,227	$4,650	$5,918	$3,675	$0	$45,774
BLE	31-Aug	$4,225	$3,368	$3,083	$2,969	$1,659	$3,140	$2,855	$3,140	$3,996	$2,496	$0	$30,931
BLH	31-Dec	$795	$643	$545	$524	$128	$555	$553	$603	$803	$421	$0	$5,569
BLW	31-Aug	$7,906	$6,303	$5,769	$5,555	$3,057	$5,876	$5,342	$5,876	$7,479	$4,678	$0	$57,842
BME	31-Oct	$2,742	$2,197	$1,960	$1,887	$761	$1,996	$1,871	$2,052	$2,652	$1,393	$0	$19,510
BNA	31-Aug	$4,656	$3,712	$3,397	$3,272	$1,830	$3,460	$3,146	$3,460	$4,404	$2,754	$0	$34,091
BNJ	31-Jul	$1,411	$1,125	$1,030	$991	$635	$1,049	$953	$1,049	$1,335	$686	$0	$10,263
BNY	31-Jul	$2,374	$1,893	$1,732	$1,668	$1,071	$1,764	$1,604	$1,764	$2,246	$1,152	$0	$17,268
BOE	31-Oct	$17,123	$13,722	$12,244	$11,790	$4,936	$12,471	$11,682	$12,815	$16,561	$8,565	$0	$121,909
BPP	31-Oct	$2,860	$2,293	$2,041	$1,965	$761	$2,079	$1,953	$2,142	$2,772	$1,504	$0	$20,369
BQR	31-Oct	$1,692	$1,356	$1,210	$1,165	$498	$1,232	$1,155	$1,267	$1,637	$845	$0	$12,056
BQY	31-Oct	$1,105	$886	$789	$760	$312	$804	$754	$827	$1,070	$563	$0	$7,870
BSD	30-Apr	$1,233	$983	$900	$866	$765	$916	$833	$916	$1,166	$624	$0	$9,202
BSE	31-Aug	$1,225	$976	$894	$861	$486	$910	$828	$910	$1,159	$718	$0	$8,966
BTA	30-Apr	$1,878	$1,524	$1,243	$1,228	$0	$1,299	$1,344	$1,430	$1,915	$1,068	$53	$12,982
BTZ	31-Oct	$9,301	$7,458	$6,636	$6,390	$2,455	$6,759	$6,352	$6,966	$9,017	$4,923	$0	$66,259
BYM	31-Aug	$4,932	$3,932	$3,599	$3,465	$1,964	$3,665	$3,332	$3,665	$4,665	$2,878	$0	$36,098
HIS	31-Aug	$1,514	$1,207	$1,105	$1,064	$579	$1,125	$1,023	$1,125	$1,432	$906	$0	$11,080

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)(13)	Frank J. Fabozzi (3)(13)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(11)	G. Nicholas Beckwith III (6)	James T. Flynn (7)	Jerold B. Harris (8)(14)	W. Carl Kester (9)(13)	Karen P. Robards (10)(13)(14)	Henry Gabbay (11)(13)	Michael J. Castellano (12)	Fund Total
MUA (16)	30-Apr	$5,717	$4,637	$3,785	$3,743	$0	$3,959	$4,091	$4,349	$5,819	$3,276	$168	$39,544
RNJ	31-Jul	$167	$133	$122	$117	$75	$124	$113	$124	$158	$80	$0	$1,213
RNY	31-Jul	$243	$194	$177	$171	$110	$181	$164	$181	$230	$117	$0	$1,767
Total Compensation from Closed-End Complex (17)		$395,000	$320,000	$270,000	$260,000	$62,500	$275,000	$275,000	$300,000	$400,000	$212,500	$0
Number of RICs in Closed-End Complex Overseen by Board Member		95	95	95	95	Resigned	95	95	95	95	95	95

(1)	Information is for the Fund’s most recent fiscal year.

(2)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $452,570 as of December 31, 2010.

(3)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $422,019 as of December 31, 2010.

(4)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $410,327 as of December 31, 2010.

(5)	Dr. Hubbard previously participated in the deferred compensation plan and is owed $705,827 by the Closed-End Complex as of December 31, 2010 pursuant to such plan.

(6)	Mr. Beckwith resigned from the Boards on March 31, 2010. Mr. Beckwith previously participated in the deferred compensation plan and was paid $395,656 by the Closed-End Complex, the full amount of his deferred compensation, following his resignation.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $547,940 as of December 31, 2010.

(8)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $498,128 as of December 31, 2010.

(9)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $298,877 as of December 31, 2010.

(10)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $286,081 as of December 31, 2010.

(11)	As of December 31, 2010 the Board Member did not participate in the deferred compensation plan.

(12)	Mr. Castellano was appointed to the Board on April 14, 2011. Therefore, for the purposes of this table, he received compensation in the amounts indicated in the table for only those Funds having April 30, 2011 fiscal year ends.

(13)	Each Ad Hoc AMPS Committee member was paid a retainer of $25,000 for the year ended December 31, 2010.

(14)	Each Joint Product Pricing Committee member was paid a retainer of $25,000 for the year ended December 31, 2010.

(15)	Fund commenced operations on August 27, 2010 and has not completed a full fiscal year.

(16)	Includes fees paid by BlackRock Apex Municipal Fund, Inc. (APX) which merged into BlackRock MuniAssets Fund, Inc. (MUA) on February 28, 2011.

(17)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2010. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Beckwith, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $37,000, $59,000, $81,000, $31,250, $137,500, $125,000, $75,000 and $70,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan. In addition, during the calendar year ended December 31, 2010, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein and Dr. Hubbard received $24,857, $7,591, $3,478 and $18,883, respectively, due to deferred compensation payments in connection with fund liquidations.

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Appendix C

Equity Securities Owned by Board Members and Board Nominees

     The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of May 31, 2011, except as otherwise indicated. No Board Member nor Board Nominee owns AMPS.

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Interested Board Members and/or Nominees:

Richard S. Davis	BlackRock Build America	1430	$10,001–	Over	—	—	Over
	Bond Trust		$50,000	$100,000			$100,000

	BlackRock Energy and	805	$10,001–	Over	—	—	Over
	Resources Trust		$50,000	$100,000			$100,000

	BlackRock Floating Rate	500	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Global	298	$1–$10,000	Over	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health	875	$10,001–	Over	—	—	Over
	Sciences Trust		$50,000	$100,000			$100,000

	BlackRock International	3600	$10,001–	Over	—	—	Over
	Growth and Income Trust		$50,000	$100,000			$100,000

	BlackRock Limited Duration	500	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Real Asset	500	$1–$10,000	Over	—	—	Over
	Equity Trust			$100,000			$100,000

Henry Gabbay	BlackRock Core Bond Trust	100	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	1000	$10,001–	Over	—	—	Over
	Income Trust IV		$50,000	$100,000			$100,000

	BlackRock Defined	1000	$10,001–	Over	—	—	Over
	Opportunity Credit Trust		$50,000	$100,000			$100,000

	BlackRock EcoSolutions	1245	$10,001–	Over	—	—	Over
	Investment Trust		$50,000	$100,000			$100,000

	BlackRock Energy and	625	$10,001–	Over	—	—	Over
	Resources Trust		$50,000	$100,000			$100,000

	BlackRock Enhanced Equity	100	$1–$10,000	Over	—	—	Over
	Dividend Trust			$100,000			$100,000

	BlackRock Equity	1325	$10,001–	Over	—	—	Over
	Dividend Trust		$50,000	$100,000			$100,000

	BlackRock Floating Rate	100	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Global	1226	$10,001–	Over	—	—	Over
	Opportunities Equity Trust		$50,000	$100,000			$100,000

	BlackRock Health	650	$10,001–	Over	—	—	Over
	Sciences Trust		$50,000	$100,000			$100,000

	BlackRock High	100	$1–$10,000	Over	—	—	Over
	Income Shares			$100,000			$100,000

	BlackRock High Yield Trust	100	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Income	100	$1–$10,000	Over	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Interested Board Members and/or Nominees: (continued)

Henry Gabbay	BlackRock Income	100	$1–$10,000	Over	—	—	Over
(continued)	Trust, Inc.			$100,000			$100,000

	BlackRock International	900	$1–$10,000	Over	—	—	Over
	Growth and Income Trust			$100,000			$100,000

	BlackRock Investment	100	$1–$10,000	Over	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	100	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Long-Term	1600	$10,001–	Over	—	—	Over
	Municipal Advantage Trust		$50,000	$100,000			$100,000

	BlackRock MuniAssets	974	$10,001–	Over	—	—	Over
	Fund, Inc.		$50,000	$100,000			$100,000

	BlackRock Municipal 2020	100	$1–$10,000	Over	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Quality Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock New York	750	$10,001–	Over	—	—	Over
	Municipal Income Trust		$50,000	$100,000			$100,000

	BlackRock New York	1300	$10,001–	Over	—	—	Over
	Municipal Income Trust II		$50,000	$100,000			$100,000

	BlackRock Real Asset	1200	$10,001–	Over	—	—	Over
	Equity Trust		$50,000	$100,000			$100,000

	BlackRock S&P Quality	1090	$10,001–	Over	—	—	Over
	Rankings Global Equity		$50,000	$100,000			$100,000
	Managed Trust

	BlackRock Strategic	100	$1–$10,000	Over	—	—	Over
	Bond Trust			$100,000			$100,000

	BlackRock Strategic Equity	1325	$10,001–	Over	—	—	Over
	Dividend Trust		$50,000	$100,000			$100,000

	The BlackRock Strategic	900	$10,001–	Over	—	—	Over
	Municipal Trust		$50,000	$100,000			$100,000

Paul L. Audet	—	—	—	—	—	—	—

Independent Board Members and/or Nominees:

Richard E. Cavanagh	BlackRock Build America	500	$1–$10,000	Over	—	—	Over
	Bond Trust			$100,000			$100,000

	BlackRock California	100	$1–$10,000	Over	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock Core Bond Trust	500	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	200	$1–$10,000	Over	4583.94	$50,001–	Over
	Income Trust IV			$100,000		$100,000	$100,000

	BlackRock Defined	500	$1–$10,000	Over	—	—	Over
	Opportunity Credit Trust			$100,000			$100,000

	BlackRock EcoSolutions	100	$1–$10,000	Over	—	—	Over
	Investment Trust			$100,000			$100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Independent Board Members and/or Nominees: (continued)

Richard E. Cavanagh	BlackRock Energy and	100	$1–$10,000	Over	2030.07	$50,001–	Over
(continued)	Resources Trust			$100,000		$100,000	$100,000

	BlackRock Enhanced Equity	100	$1–$10,000	Over	6168.86	$50,001–	Over
	Dividend Trust			$100,000		$100,000	$100,000

	BlackRock Equity Dividend	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Floating Rate	200	$1–$10,000	Over	4598.20	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Florida Municipal	100	$1–$10,000	Over	—	—	Over
	2020 Term Trust			$100,000			$100,000

	BlackRock Global	214	$1–$10,000	Over	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health Sciences	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock High Income	100	$1–$10,000	Over	—	—	Over
	Shares			$100,000			$100,000

	BlackRock High Yield Trust	200	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Income	100	$1–$10,000	Over	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income	500	$1–$10,000	Over	—	—	Over
	Trust, Inc.			$100,000			$100,000

	BlackRock International	100	$1–$10,000	Over	4664.15	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Investment	500	$1–$10,000	Over	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	100	$1–$10,000	Over	3952.97	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Long-Term	200	$1–$10,000	Over	—	—	Over
	Municipal Advantage Trust			$100,000			$100,000

	BlackRock MuniAssets	172	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Municipal 2020	100	$1–$10,000	Over	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal	200	$1–$10,000	Over	—	—	Over
	Income Quality Trust			$100,000			$100,000

	BlackRock Municipal	300	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock New York	100	$1–$10,000	Over	—	—	Over
	Investment Quality			$100,000			$100,000
	Municipal Trust, Inc.

	BlackRock New York	100	$1–$10,000	Over	—	—	Over
	Municipal 2018 Term Trust			$100,000			$100,000

	BlackRock New York	200	$1–$10,000	Over	—	—	Over
	Municipal Income Quality			$100,000			$100,000
	Trust

	BlackRock New York	300	$1–$10,000	Over	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock New York	100	$1–$10,000	Over	—	—	Over
	Municipal Income Trust II			$100,000			$100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Independent Board Members and/or Nominees: (continued)

Richard E. Cavanagh	BlackRock Real Asset	200	$1–$10,000	Over	—	—	Over
(continued)	Equity Trust			$100,000			$100,000

	BlackRock S&P Quality	100	$1–$10,000	Over	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic	300	$1–$10,000	Over	—	—	Over
	Bond Trust			$100,000			$100,000

	BlackRock Strategic Equity	100	$1–$10,000	Over	—	—	Over
	Dividend Trust			$100,000			$100,000

	The BlackRock Strategic	500	$1–$10,000	Over	—	—	Over
	Municipal Trust			$100,000			$100,000

Michael J. Castellano	BlackRock Build America	1100	$10,001–	Over	—	—	Over
	Bond Trust		$50,000	$100,000			$100,000

	BlackRock Energy and	400	$10,001–	Over	—	—	Over
	Resources Trust		$50,000	$100,000			$100,000

	BlackRock Equity	1000	$10,001–	Over	—	—	Over
	Dividend Trust		$50,000	$100,000			$100,000

	BlackRock International	1000	$10,001–	Over	—	—	Over
	Growth and Income Trust		$50,000	$100,000			$100,000

	BlackRock S&P Quality	700	$1–$10,000	Over	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic	800	$10,001–	Over	—	—	Over
	Bond Trust		$50,000	$100,000			$100,000

Frank J. Fabozzi	BlackRock Core Bond Trust	20	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	$50,001–	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	$50,001–	4256.53	$50,001–	Over
	Income Trust IV			$100,000		$100,000	$100,000

	BlackRock Defined	10	$1–$10,000	$50,001–	—	—	Over
	Opportunity Credit Trust			$100,000			$100,000

	BlackRock EcoSolutions	300	$1–$10,000	$50,001–	—	—	Over
	Investment Trust			$100,000			$100,000

	BlackRock Energy and	100	$1–$10,000	$50,001–	1885.19	$50,001–	Over
	Resources Trust			$100,000		$100,000	$100,000

	BlackRock Enhanced Equity	100	$1–$10,000	$50,001–	5809.61	$50,001–	Over
	Dividend Trust			$100,000		$100,000	$100,000

	BlackRock Equity	300	$1–$10,000	$50,001–	—	—	Over
	Dividend Trust			$100,000			$100,000

	BlackRock Floating Rate	100	$1–$10,000	$50,001–	4228.75	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Global	324	$1–$10,000	$50,001–	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health	100	$1–$10,000	$50,001–	—	—	Over
	Sciences Trust			$100,000			$100,000

	BlackRock High	100	$1–$10,000	$50,001–	—	—	Over
	Income Shares			$100,000			$100,000

	BlackRock High Yield Trust	10	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Income	10	$1–$10,000	$50,001–	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Independent Board Members and/or Nominees: (continued)

Frank J. Fabozzi	BlackRock Income Trust,	2010	$10,001–	$50,001–	—	—	Over
(continued)	Inc.		$50,000	$100,000			$100,000

	BlackRock International	300	$1–$10,000	$50,001–	4346.79	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Limited Duration	100	$1–$10,000	$50,001–	3640.96	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Long-Term	100	$1–$10,000	$50,001–	—	—	Over
	Municipal Advantage Trust			$100,000			$100,000

	BlackRock MuniAssets	17	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Municipal 2020	100	$1–$10,000	$50,001–	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal	10	$1–$10,000	$50,001–	—	—	Over
	Income Quality Trust			$100,000			$100,000

	BlackRock Municipal	20	$1–$10,000	$50,001–	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	10	$1–$10,000	$50,001–	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock Real Asset	100	$1–$10,000	$50,001–	—	—	Over
	Equity Trust			$100,000			$100,000

	BlackRock S&P Quality	100	$1–$10,000	$50,001–	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic Bond	100	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Strategic Equity	100	$1–$10,000	$50,001–	—	—	Over
	Dividend Trust			$100,000			$100,000

	The BlackRock Strategic	100	$1–$10,000	$50,001–	—	—	Over
	Municipal Trust			$100,000			$100,000

Kathleen F. Feldstein	BlackRock Credit Allocation	91.06	$1–$10,000	$10,001–	—	—	Over
	Income Trust III			$50,000			$100,000

	BlackRock Credit Allocation	160.876	$1–$10,000	$10,001–	4474.83	$50,001–	Over
	Income Trust IV			$50,000		$100,000	$100,000

	BlackRock Defined	425.336	$1–$10,000	$10,001–	—	—	Over
	Opportunity Credit Trust			$50,000			$100,000

	BlackRock EcoSolutions	152.406	$1–$10,000	$10,001–	—	—	Over
	Investment Trust			$50,000			$100,000

	BlackRock Energy and	56.944	$1–$10,000	$10,001–	2020.48	$50,001–	Over
	Resources Trust			$50,000		$100,000	$100,000

	BlackRock Enhanced Equity	181.349	$1–$10,000	$10,001–	6009.89	$50,001–	Over
	Dividend Trust			$50,000		$100,000	$100,000

	BlackRock Equity Dividend	77.844	$1–$10,000	$10,001–	—	—	Over
	Trust			$50,000			$100,000

	BlackRock Floating Rate	88.737	$1–$10,000	$10,001–	4134.73	$50,001–	Over
	Income Trust			$50,000		$100,000	$100,000

	BlackRock Global	310.08282	$1–$10,000	$10,001–	—	—	Over
	Opportunities Equity Trust			$50,000			$100,000

	BlackRock Health	157.793	$1–$10,000	$10,001–	—	—	Over
	Sciences Trust			$50,000			$100,000

	BlackRock High	183.974	$1–$10,000	$10,001–	—	—	Over
	Income Shares			$50,000			$100,000

	BlackRock High Yield Trust	86.474	$1–$10,000	$10,001–	—	—	Over
				$50,000			$100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Independent Board Members and/or Nominees: (continued)

Kathleen F. Feldstein	BlackRock Income	79.398	$1–$10,000	$10,001–	—	—	Over
(continued)	Opportunity Trust, Inc.			$50,000			$100,000

	BlackRock Income	71.39	$1–$10,000	$10,001–	—	—	Over
	Trust, Inc.			$50,000			$100,000

	BlackRock International	166.568	$1–$10,000	$10,001–	4532.77	$10,001–	Over
	Growth and Income Trust			$50,000		$50,000	$100,000

	BlackRock Investment	75.659	$1–$10,000	$10,001–	—	—	Over
	Quality Municipal Trust, Inc.			$50,000			$100,000

	BlackRock Limited Duration	83.044	$1–$10,000	$10,001–	3519.64	$50,001–	Over
	Income Trust			$50,000		$100,000	$100,000

	BlackRock Long-Term	131.918	$1–$10,000	$10,001–	—	—	Over
	Municipal Advantage Trust			$50,000			$100,000

	BlackRock Municipal 2020	70.217	$1–$10,000	$10,001–	—	—	Over
	Term Trust			$50,000			$100,000

	BlackRock Municipal	72.151	$1–$10,000	$10,001–	—	—	Over
	Income Quality Trust			$50,000			$100,000

	BlackRock Municipal	76.679	$1–$10,000	$10,001–	—	—	Over
	Income Trust			$50,000			$100,000

	BlackRock Municipal	75.833	$1–$10,000	$10,001–	—	—	Over
	Income Trust II			$50,000			$100,000

	BlackRock Real Asset	148.054	$1–$10,000	$10,001–	—	—	Over
	Equity Trust			$50,000			$100,000

	BlackRock S&P Quality	74.963	$1–$10,000	$10,001–	—	—	Over
	Rankings Global Equity			$50,000			$100,000
	Managed Trust

	BlackRock Strategic	83.893	$1–$10,000	$10,001–	—	—	Over
	Bond Trust			$50,000			$100,000

	BlackRock Strategic Equity	77.146	$1–$10,000	$10,001–	—	—	Over
	Dividend Trust			$50,000			$100,000

	The BlackRock Strategic	76.059	$1–$10,000	$10,001–	—	—	Over
	Municipal Trust			$50,000			$100,000

James T. Flynn	BlackRock Credit Allocation	—	—	Over	6234.24	$50,001–	Over
	Income Trust IV			$100,000		$100,000	$100,000

	BlackRock Energy and	—	—	Over	2819.06	$50,001–	Over
	Resources Trust			$100,000		$100,000	$100,000

	BlackRock Enhanced Equity	9000	$50,001–	Over	8327.94	$50,001–	Over
	Dividend Trust		$100,000	$100,000		$100,000	$100,000

	BlackRock Equity	4000	$10,001–	Over	—	—	Over
	Dividend Trust		$50,000	$100,000			$100,000

	BlackRock Floating Rate	—	—	Over	5579.86	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Global	5000	$50,001–	Over	—	—	Over
	Opportunities Equity Trust		$100,000	$100,000			$100,000

	BlackRock International	9000	$50,001–	Over	6303.21	$50,001–	Over
	Growth and Income Trust		$100,000	$100,000		$100,000	$100,000

	BlackRock Limited Duration	—	—	Over	4715.29	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

Jerrold B. Harris	BlackRock Core Bond Trust	126.628	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	140.305	$1–$10,000	Over	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	145.32	$1–$10,000	Over	5719.24	$50,001–	Over
	Income Trust IV			$100,000		$100,000	$100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Independent Board Members and/or Nominees: (continued)

Jerrold B. Harris	BlackRock Defined	107.232	$1–$10,000	Over	—	—	Over
(continued)	Opportunity Credit Trust			$100,000			$100,000

	BlackRock EcoSolutions	149.155	$1–$10,000	Over	—	—	Over
	Investment Trust			$100,000			$100,000

	BlackRock Energy and	286.955	$1–$10,000	Over	2583.40	$50,001–	Over
	Resources Trust			$100,000		$100,000	$100,000

	BlackRock Enhanced Equity	148.527	$1–$10,000	Over	7643.74	$50,001–	Over
	Dividend Trust			$100,000		$100,000	$100,000

	BlackRock Equity	128.407	$1–$10,000	Over	—	—	Over
	Dividend Trust			$100,000			$100,000

	BlackRock Floating Rate	139.744	$1–$10,000	Over	5113.73	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Global	323.26163	$1–$10,000	Over	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health	127.131	$1–$10,000	Over	—	—	Over
	Sciences Trust			$100,000			$100,000

	BlackRock High	143.954	$1–$10,000	Over	—	—	Over
	Income Shares			$100,000			$100,000

	BlackRock High Yield Trust	134.096	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Income	126.258	$1–$10,000	Over	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income	116.14	$1–$10,000	Over	—	—	Over
	Trust, Inc.			$100,000			$100,000

	BlackRock International	162.203	$1–$10,000	Over	5789.24	$50,001–	Over
	Growth and Income Trust			$100,000		$100,000	$100,000

	BlackRock Investment	100	$1–$10,000	Over	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	128.889	$1–$10,000	Over	4324.07	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Long-Term	100	$1–$10,000	Over	—	—	Over
	Municipal Advantage Trust			$100,000			$100,000

	BlackRock MuniAssets	172	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Municipal 2020	119.467	$1–$10,000	Over	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Quality Trust			$100,000			$100,000

	BlackRock Municipal	6245.545	$50,001–	Over	—	—	Over
	Income Trust		$100,000	$100,000			$100,000

	BlackRock Municipal	13221.532	Over	Over	—	—	Over
	Income Trust II		$100,000	$100,000			$100,000

	BlackRock Real Asset	134.542	$1–$10,000	Over	—	—	Over
	Equity Trust			$100,000			$100,000

	BlackRock S&P Quality	124.594	$1–$10,000	Over	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic	130.965	$1–$10,000	Over	—	—	Over
	Bond Trust			$100,000			$100,000

	BlackRock Strategic Equity	127.555	$1–$10,000	Over	—	—	Over
	Dividend Trust			$100,000			$100,000

	The BlackRock Strategic	126.373	$1–$10,000	Over	—	—	Over
	Municipal Trust			$100,000			$100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex

Independent Board Members and/or Nominees: (continued)

R. Glenn Hubbard	BlackRock Core Bond Trust	160.961	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	182.126	$1–$10,000	$50,001–	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	160.876	$1–$10,000	$50,001–	6791	$50,001–	Over
	Income Trust IV			$100,000		$100,000	$100,000

	BlackRock Defined	536.16	$1–$10,000	$50,001–	—	—	Over
	Opportunity Credit Trust			$100,000			$100,000

	BlackRock Energy and	290.7510	$1–$10,000	$50,001–	2945.08	$50,001–	Over
	Resources Trust			$100,000		$100,000	$100,000

	BlackRock Enhanced Equity	181.349	$1–$10,000	$50,001–	9123.48	$50,001–	Over
	Dividend Trust			$100,000		$100,000	$100,000

	BlackRock Equity	155.684	$1–$10,000	$50,001–	—	—	Over
	Dividend Trust			$100,000			$100,000

	BlackRock Floating Rate	177.486	$1–$10,000	$50,001–	7051.50	Over	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Global	409.49782	$1–$10,000	$50,001–	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health	157.793	$1–$10,000	$50,001–	—	—	Over
	Sciences Trust			$100,000			$100,000

	BlackRock High	185.48	$1–$10,000	$50,001–	—	—	Over
	Income Shares			$100,000			$100,000

	BlackRock High Yield Trust	172.962	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Income	158.816	$1–$10,000	$50,001–	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income	142.775	$1–$10,000	$50,001–	—	—	Over
	Trust, Inc.			$100,000			$100,000

	BlackRock International	165.128	$1–$10,000	$50,001–	6847.32	$50,001–	Over
	Growth and Income Trust			$100,000		$100,000	$100,000

	BlackRock Investment	151.318	$1–$10,000	$50,001–	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	166.083	$1–$10,000	$50,001–	6156.68	Over	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Long-Term	131.918	$1–$10,000	$50,001–	—	—	Over
	Municipal Advantage Trust			$100,000			$100,000

	BlackRock Municipal 2020	140.443	$1–$10,000	$50,001–	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal	144.316	$1–$10,000	$50,001–	—	—	Over
	Income Quality Trust			$100,000			$100,000

	BlackRock Municipal	153.372	$1–$10,000	$50,001–	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	151.658	$1–$10,000	$50,001–	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock New York	146.859	$1–$10,000	$50,001–	—	—	Over
	Investment Quality			$100,000			$100,000
	Municipal Trust, Inc.

	BlackRock New York	140.258	$1–$10,000	$50,001–	—	—	Over
	Municipal 2018 Term Trust			$100,000			$100,000

	BlackRock New York	143.226	$1–$10,000	$50,001–	—	—	Over
	Municipal Income			$100,000			$100,000
	Quality Trust

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Independent Board Members and/or Nominees: (continued)

R. Glenn Hubbard	BlackRock New York	148.514	$1–$10,000	$50,001–	—	—	Over
(continued)	Municipal Income Trust			$100,000			$100,000

	BlackRock New York	146.063	$1–$10,000	$50,001–	—	—	Over
	Municipal Income Trust II			$100,000			$100,000

	BlackRock Real Asset	148.054	$1–$10,000	$50,001–	—	—	Over
	Equity Trust			$100,000			$100,000

	BlackRock S&P Quality	150.072	$1–$10,000	$50,001–	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic	167.801	$1–$10,000	$50,001–	—	—	Over
	Bond Trust			$100,000			$100,000

	BlackRock Strategic Equity	154.291	$1–$10,000	$50,001–	—	—	Over
	Dividend Trust			$100,000			$100,000

	The BlackRock Strategic	152.102	$1–$10,000	$50,001–	—	—	Over
	Municipal Trust			$100,000			$100,000

W. Carl Kester	BlackRock Core Bond Trust	1000	$10,001–	Over	—	—	Over
			$50,000	$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	—	—	Over	3400.50	$10,001–	Over
	Income Trust IV			$100,000		$50,000	$100,000

	BlackRock EcoSolutions	100	$1–$10,000	Over	—	—	Over
	Investment Trust			$100,000			$100,000

	BlackRock Energy and	—	—	Over	1537.67	$10,001–	Over
	Resources Trust			$100,000		$50,000	$100,000

	BlackRock Enhanced Equity	—	—	Over	4542.51	$10,001–	Over
	Dividend Trust			$100,000		$50,000	$100,000

	BlackRock Equity	100	$1–$10,000	Over	—	—	Over
	Dividend Trust			$100,000			$100,000

	BlackRock Floating Rate	—	—	Over	3043.56	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Global	751	$10,001–	Over	—	—	Over
	Opportunities Equity Trust		$50,000	$100,000			$100,000

	BlackRock Health	100	$1–$10,000	Over	—	—	Over
	Sciences Trust			$100,000			$100,000

	BlackRock High	500	$1–$10,000	Over	—	—	Over
	Income Shares			$100,000			$100,000

	BlackRock High Yield Trust	100	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Income	100	$1–$10,000	Over	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income	3000	$10,001–	Over	—	—	Over
	Trust, Inc.		$50,000	$100,000			$100,000

	BlackRock International	—	—	Over	3438.11	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Limited Duration	—	—	Over	2571.98	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Real Asset	100	$1–$10,000	Over	—	—	Over
	Equity Trust			$100,000			$100,000

	BlackRock S&P Quality	100	$1–$10,000	Over	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Closed-End Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Closed-End Complex
Independent Board Members and/or Nominees: (continued)

W. Carl Kester	BlackRock Strategic Bond	100	$1–$10,000	Over	—	—	Over
(continued)	Trust			$100,000			$100,000

	BlackRock Strategic Equity	100	$1–$10,000	Over	—	—	Over
	Dividend Trust			$100,000			$100,000

Karen P. Robards	BlackRock Build America	600	$10,001–	Over	—	—	Over
	Bond Trust		$50,000	$100,000			$100,000

	BlackRock Credit Allocation			Over	3204.10	$10,001–	Over
	Income Trust IV			$100,000		$50,000	$100,000

	BlackRock Energy and	400	$10,001–	Over	1444.54	$10,001–	Over
	Resources Trust		$50,000	$100,000		$50,000	$100,000

	BlackRock Enhanced Equity	—	—	Over	4360.43	$10,001–	Over
	Dividend Trust			$100,000		$50,000	$100,000

	BlackRock Floating Rate	—	—	Over	2950.88	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Health Sciences	500	$10,001–	Over	—	—	Over
	Trust		$50,000	$100,000			$100,000

	BlackRock International	—	—	Over	3248.15	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Limited Duration	—	—	Over	2525.73	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock New York	750	$10,001–	Over	—	—	Over
	Municipal 2018 Term Trust		$50,000	$100,000			$100,000

	BlackRock Real Asset Equity	700	$10,001–	Over	—	—	Over
	Trust		$50,000	$100,000			$100,000

	BlackRock S&P Quality	1000	$10,001–	Over	—	—	Over
	Rankings Global Equity		$50,000	$100,000			$100,000
	Managed Trust

(1)	Represents, as of May 31, 2011, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock International Growth and Income Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Credit Allocation Income Trust IV, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Credit Allocation Income Trust II, Inc. are eligible investments.

     As of May 31, 2011, all Board Members, Board Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee).

     None of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2011.

Appendix D

Meetings of the Boards

     During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	# of Board Meetings
BlackRock Build America Bond Trust*	BBN	31-Jul	N/A
BlackRock Real Asset Equity Trust	BCF	31-Oct	5
BlackRock Enhanced Equity Dividend Trust	BDJ	31-Oct	5
BlackRock Strategic Equity Dividend Trust	BDT	31-Oct	5
BlackRock Equity Dividend Trust	BDV	31-Oct	5
BlackRock Municipal Income Trust	BFK	30-Apr	5
BlackRock Florida Municipal 2020 Term Trust	BFO	31-Jul	5
BlackRock New York Municipal Income Trust II	BFY	31-Aug	4
BlackRock California Municipal Income Trust	BFZ	31-Jul	5
BlackRock Energy and Resources Trust	BGR	31-Oct	5
BlackRock Floating Rate Income Trust	BGT	31-Oct	5
BlackRock International Growth and Income Trust	BGY	31-Oct	5
BlackRock Strategic Bond Trust	BHD	31-Aug	4
BlackRock Core Bond Trust	BHK	31-Aug	4
BlackRock Defined Opportunity Credit Trust	BHL	31-Aug	4
BlackRock High Yield Trust	BHY	31-Aug	4
BlackRock Municipal 2020 Term Trust	BKK	30-Apr	5
BlackRock Investment Quality Municipal Trust, Inc.	BKN	30-Apr	5
BlackRock Income Trust, Inc.	BKT	31-Aug	4
BlackRock Municipal Income Trust II	BLE	31-Aug	4
BlackRock New York Municipal 2018 Term Trust	BLH	31-Dec	5
BlackRock Limited Duration Income Trust	BLW	31-Aug	4
BlackRock Health Sciences Trust	BME	31-Oct	5
BlackRock Income Opportunity Trust, Inc.	BNA	31-Aug	4
BlackRock New Jersey Municipal Income Trust	BNJ	31-Jul	5
BlackRock New York Municipal Income Trust	BNY	31-Jul	5
BlackRock Global Opportunities Equity Trust	BOE	31-Oct	5
BlackRock Credit Allocation Income Trust III	BPP	31-Oct	5
BlackRock EcoSolutions Investment Trust	BQR	31-Oct	5
BlackRock S&P Quality Rankings Global Equity
Managed Trust	BQY	31-Oct	5
BlackRock Strategic Municipal Trust	BSD	30-Apr	5
BlackRock New York Municipal Income Quality Trust	BSE	31-Aug	4
BlackRock Long-Term Municipal Advantage Trust	BTA	30-Apr	5
BlackRock Credit Allocation Income Trust IV	BTZ	31-Oct	5
BlackRock Municipal Income Quality Trust	BYM	31-Aug	4
BlackRock High Income Shares	HIS	31-Aug	4
BlackRock MuniAssets Fund, Inc.**	MUA	30-Apr	5
BlackRock New Jersey Investment Quality
Municipal Trust, Inc.	RNJ	31-Jul	5
BlackRock New York Investment Quality Municipal Trust, Inc.	RNY	31-Jul	5

*	Fund commenced operations on August 27, 2010 and has not completed a full fiscal year.

**	BlackRock Apex Municipal Fund, Inc. (APX) merged into BlackRock MuniAssets Fund, Inc. (MUA) on February 28, 2011.

D-1

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Appendix E

Standing and Other Operating Committees of the Boards

     The business and affairs of each Fund are managed by or under the direction of its Board.

     Standing Committees. The Board of each Fund has established the following standing committees:

     Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board in considering the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

     A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

     Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee (the “Governance Committee”) composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Board Members.

     The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Independent Board Nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.

     The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

     Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s meeting. Assuming that the 2012 annual meeting of a Fund is held within 25 days of July 28, 2012, the Fund must receive notice pertaining to the 2012 annual meeting of shareholders no earlier than Wednesday, February 29, 2012 and no later than Friday, March 30, 2012. However, if a Fund holds its 2012 annual meeting on a date that is not within 25 days before or after July 28, 2012, such Fund must receive the notice no later than ten days after the earlier of the date the Fund first provides notice of the meeting to shareholders or announces it publicly.

     Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

     Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. Additionally, each Independent Board Member must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder owning more than five percent of the Fund’s voting securities or owning other percentage ownership interests in registered investment companies. Reference is made to each Fund’s By-laws for more details.

     A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

     Compliance Committee. Each Fund has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. Each Board has adopted a written charter for each Compliance Committee.

     Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight

Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Boards have adopted a written charter for each Performance Oversight Committee.

     Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Board Members, and Richard S. Davis, who serves as an interested Board Member. Mr. Davis advised the Board of his intention to resign his position as a Class II Board Member on the date of the joint annual meeting of shareholders. If elected to the Board, it is anticipated that Paul L. Audet will join the Executive Committee. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Boards have adopted a written charter for each Executive Committee.

     Other Operating Committees. The Funds also have adopted the following ad hoc committees.

     Ad Hoc AMPS Committee. Each AMPS Fund has an ad hoc Committee on Auction Market Preferred Shares (the “AMPS Committee”) composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed to monitor issues arising from recent market turmoil and oversee efforts to address the effects of reduced AMPS liquidity on each Fund and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each Fund’s and its shareholders’ best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met 18 times in the last calendar year and 51 times since its formation. As of the date of this Proxy Statement, the total amount of announced redemptions of auction market preferred shares across the Closed-End Complex, including the AMPS Funds, equaled $5.57 billion, which represents approximately 56.7% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, the issuance of variable rate demand preferred shares (“VRDP Shares”), a relatively new form of preferred stock that includes a put feature, which makes the securities eligible for purchase by money market funds. Thus far, 12 BlackRock Closed-End Funds have issued VRDP Shares and redeemed their AMPS. The Funds continue to explore the use of additional alternative forms of leverage such as tender option bonds and alternative forms of preferred stock (including VRDP Shares) which have been successfully used in some form by certain BlackRock Closed-End Funds.

     Each Audit Committee, each Governance Committee, each Compliance Committee, each Performance Oversight Committee, each Executive Committee and each AMPS Committee met the following number of times for each Fund’s most recent fiscal year:

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Ad Hoc AMPS Committee Meetings
BBN*	31-Jul	N/A	N/A	N/A	N/A	N/A	N/A
BCF	31-Oct	6	4	7	4	2	N/A
BDJ	31-Oct	6	4	7	4	2	N/A
BDT	31-Oct	6	4	7	4	2	N/A
BDV	31-Oct	6	4	7	4	2	N/A

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Ad Hoc AMPS Committee Meetings
BFK	30-Apr	10	6	7	4	5	17
BFO	31-Jul	5	4	6	4	1	13
BFY	31-Aug	5	3	6	3	1	14
BFZ	31-Jul	5	4	6	4	2	13
BGR	31-Oct	6	4	7	4	2	N/A
BGT	31-Oct	6	4	7	4	2	15
BGY	31-Oct	6	4	7	4	2	N/A
BHD	31-Aug	5	3	6	3	1	14
BHK	31-Aug	5	3	6	3	1	14
BHL	31-Aug	5	3	6	3	1	14
BHY	31-Aug	5	3	6	3	1	14
BKK	30-Apr	10	6	7	4	4	N/A
BKN	30-Apr	10	6	7	4	4	17
BKT	31-Aug	5	3	6	3	1	14
BLE	31-Aug	5	3	6	3	1	14
BLH	31-Dec	7	4	7	4	3	18
BLW	31-Aug	5	3	6	3	1	14
BME	31-Oct	6	4	7	4	2	N/A
BNA	31-Aug	5	3	6	3	1	14
BNJ	31-Jul	5	4	6	4	2	13
BNY	31-Jul	5	4	6	4	1	13
BOE	31-Oct	6	4	7	4	2	N/A
BPP	31-Oct	6	4	7	4	2	15
BQR	31-Oct	6	4	7	4	2	N/A
BQY	31-Oct	6	4	7	4	2	N/A
BSD	30-Apr	10	6	7	4	5	17
BSE	31-Aug	5	3	6	3	2	14
BTA	30-Apr	10	6	7	4	4	N/A
BTZ	31-Oct	6	4	7	4	3	15
BYM	31-Aug	5	3	6	3	2	14
HIS	31-Aug	5	3	6	3	1	14
MUA**	30-Apr	10	6	7	4	4	N/A
RNJ	31-Jul	5	4	6	4	1	13
RNY	31-Jul	5	4	6	4	1	13

*	Fund commenced operations on August 27, 2010 and has not completed a full fiscal year.

**	Apex Municipal Fund, Inc. (APX) merged into MuniAssets Fund, Inc. (MUA) effective February 28, 2011.

     Joint Product Pricing Committee. The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex established the ad hoc Joint Product Pricing Committee composed of nine members drawn from the members serving on the Boards of these BlackRock Fund Complexes. Karen P. Robards and Jerrold B. Harris currently are members of the Joint Product Pricing Committee representing the Closed-End Complex. Five Independent Board Members representing the Equity-Bond Complex and two Independent Board Members representing the Equity-Liquidity Complex serve on the Joint Product Pricing Committee. The Joint Product Pricing Committee is chaired by John F. O’Brien. The purpose of the Joint Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. The Joint Product Pricing Committee was formed on June 4, 2009, and for the calendar year 2010, the Joint Product Pricing Committee met 10 times.

Appendix F

Executive Officers of the Funds

     The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

     Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski	President and	Annual; Since	Managing Director of BlackRock, Inc. since 2009; Global
55 East 52nd Street	Chief Executive	2011	Head of BlackRock Fund Administration since 2009;
New York, NY 10055	Officer		Managing Director and Chief Operating Officer of the
Global Product Group at Goldman Sachs Asset
1964			Management, L.P. from 2003 to 2009; Treasurer of
Goldman Sachs Mutual Funds from 2003 to 2009 and
Senior Vice President thereof from 2007; Director of
Goldman Sachs Offshore Funds from 2002 to 2009.

Anne Ackerley	Vice President	Annual; Since	Managing Director of BlackRock, Inc. since 2000;
55 East 52nd Street		2007	President and Chief Executive Officer of the BlackRock-
New York, NY 10055			advised funds from 2009 to 2011; Vice President of the
BlackRock-advised funds from 2007 to 2009; Chief
1962			Operating Officer of BlackRock’s Global Client Group
since 2009; Chief Operating Officer of BlackRock’s U.S.
Retail Group from 2006 to 2009; Head of BlackRock’s
Mutual Fund Group from 2000 to 2006.

Brendan Kyne	Vice President	Annual; Since	Managing Director of BlackRock, Inc. since 2010;
55 East 52nd Street		2009	Director of BlackRock, Inc. from 2008 to 2009; Head of
New York, NY 10055			Product Development and Management for BlackRock’s
U.S. Retail Group since 2009; Co-head of Product
1977			Development and Management for BlackRock’s U.S.
Retail Group from 2007 to 2009; Vice President of
BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews	Chief Financial	Annual; Since	Managing Director of BlackRock, Inc. since 2006; Senior
55 East 52nd Street	Officer	2007	Vice President and Line of Business Head of Fund
New York, NY 10055			Accounting and Administration at PNC Global Investment
Servicing (US) Inc. from 1992 to 2006.
1966

Jay M. Fife	Treasurer	Annual; Since	Managing Director of BlackRock, Inc. since 2007;
55 East 52nd Street		2007	Director of BlackRock, Inc. in 2006; Assistant Treasurer
New York, NY 10055			of the Merrill Lynch Investment Managers, L.P. (“MLIM”)
and Fund Asset Management L.P. advised Funds from
1970			2005 to 2006; Director of MLIM Fund Services Group
from 2001 to 2006.

Brian P. Kindelan	Chief	Annual; Since	CCO of the BlackRock-advised Funds since 2007;
55 East 52nd Street	Compliance	2007	Managing Director and Senior Counsel of BlackRock, Inc.
New York, NY 10055	Officer (“CCO”)		since 2005.
and Anti-Money
1959	Laundering
Officer

Ira P. Shapiro	Secretary	Annual; Since	Managing Director of BlackRock, Inc. since 2009;
55 East 52nd Street		2010	Managing Director and Associate General Counsel of
New York, NY 10055			Barclay’s Global Investors from 2008 to 2009; Principal
thereof from 2004 to 2008.
1963

     With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

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Appendix G

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBN*	31-Jul	N/A	N/A	N/A	N/A
BCF	31-Oct	38,000	42,900	0	0
BDJ	31-Oct	38,000	45,400	0	0
BDT	31-Oct	38,000	39,800	0	0
BDV	31-Oct	37,300	37,300	0	0
BFK	30-Apr	34,700	33,700	3,500	3,500
BFO	31-Jul	28,300	28,300	3,500	3,500
BFY**	31-Aug	29,161	27,500	3,500	3,500
BFZ	31-Jul	28,700	28,700	3,500	3,500
BGR	31-Oct	33,500	33,500	0	0
BGT	31-Oct	52,300	52,300	3,500	3,500
BGY	31-Oct	46,400	46,400	0	0
BHD**	31-Aug	38,397	36,300	0	0
BHK**	31-Aug	70,473	58,300	0	0
BHL**	31-Aug	56,021	53,000	0	0
BHY**	31-Aug	41,564	40,500	0	0
BKK	30-Apr	28,200	28,200	3,500	3,500
BKN	30-Apr	30,700	29,700	3,500	3,500
BKT**	31-Aug	74,059	58,300	0	0
BLE**	31-Aug	38,914	30,200	3,500	3,500
BLH	31-Dec	27,500	27,500	3,500	3,500
BLW**	31-Aug	73,766	52,300	0	0
BME	31-Oct	38,000	41,900	0	0
BNA**	31-Aug	70,405	58,300	0	0
BNJ	31-Jul	28,200	28,200	3,500	3,500
BNY	31-Jul	28,200	28,200	3,500	3,500
BOE	31-Oct	46,400	46,400	0	0
BPP	31-Oct	37,000	37,000	3,500	3,500
BQR	31-Oct	42,900	42,900	0	0
BQY	31-Oct	35,200	35,200	0	0
BSD	30-Apr	31,200	30,200	3,500	3,500
BSE**	31-Aug	30,815	28,700	3,500	3,500
BTA	30-Apr	30,700	29,700	0	0
BTZ	31-Oct	34,000	47,700	3,500	3,500
BYM**	31-Aug	40,112	30,200	3,500	3,500
HIS**	31-Aug	42,463	39,500	0	0
MUA	30-Apr	28,900	27,900	0	0
RNJ	31-Jul	17,700	17,700	3,500	3,500
RNY	31-Jul	17,000	17,000	3,500	3,500

*	BBN commenced operations on August 27, 2010 and has not completed an entire fiscal year yet.

**	After the filing with the SEC of the Annual Shareholder Report for each of BFY, BHD, BHK, BHL, BHY, BKT, BLE, BLW, BNA, BSE, BYM and HIS, additional fees were incurred with respect to the completion of each such Fund’s audit for its 2010 fiscal year. These Funds were responsible for only a portion of the additional audit fees, and BlackRock and the accounting agent, State Street Bank and Trust Company, paid the remaining balance, all as set forth below:

August 2010 Audit Overages for certain BlackRock Closed-End Funds

Fund	Total by Fund ($)	Additional Fee Billed to Fund ($)	Paid by Accounting Agent ($)	Paid by BlackRock ($)
BFY	1,661	937	542	181
BHD	2,097	1,183	685	229
BHK	12,173	4,736	5,212	2,225
BHL	3,021	1,506	872	643
BHY	1,064	531	307	227
BKT	15,759	6,131	6,747	2,881
BLE	8,714	4,202	2,432	2,080
BLW	21,466	7,656	8,425	5,384
BNA	12,105	4,710	5,183	2,213
BSE	2,115	1,193	691	231
BYM	9,912	4,780	2,766	2,366
HIS	2,963	1,477	855	631

Tax Fees and All Other Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBN	31-Jul	N/A	N/A	N/A	N/A
BCF	31-Oct	6,100	6,662	0	1,028
BDJ	31-Oct	6,100	6,100	0	1,028
BDT	31-Oct	6,100	6,100	0	1,028
BDV	31-Oct	6,100	6,100	0	1,028
BFK	30-Apr	20,100	6,100	0	0
BFO	31-Jul	6,100	6,100	0	1,028
BFY	31-Aug	6,100	6,100	0	1,028
BFZ	31-Jul	6,100	6,100	0	1,028
BGR	31-Oct	6,100	6,100	0	1,028
BGT	31-Oct	6,100	6,100	0	1,028
BGY	31-Oct	6,100	6,100	0	1,028
BHD	31-Aug	6,100	6,100	0	1,028
BHK	31-Aug	6,100	6,100	0	1,028
BHL	31-Aug	6,100	6,100	0	1,028
BHY	31-Aug	6,100	6,100	0	1,028
BKK	30-Apr	12,100	6,100	0	0
BKN	30-Apr	6,100	6,100	0	0
BKT	31-Aug	6,100	6,100	0	1,028
BLE	31-Aug	6,100	6,100	0	1,028
BLH	31-Dec	6,100	6,100	0	1,028
BLW	31-Aug	6,100	6,100	0	1,028
BME	31-Oct	6,100	6,100	0	1,028
BNA	31-Aug	6,100	6,100	0	1,028
BNJ	31-Jul	6,100	6,100	0	1,028
BNY	31-Jul	6,100	6,100	0	1,028
BOE	31-Oct	6,100	6,326	0	1,028
BPP	31-Oct	6,100	6,100	0	1,028
BQR	31-Oct	6,100	6,100	0	1,028
BQY	31-Oct	6,100	6,100	0	1,028
BSD	30-Apr	8,800	6,100	0	0
BSE	31-Aug	6,100	6,100	0	1,028
BTA	30-Apr	10,300	6,100	0	0
BTZ	31-Oct	6,100	6,100	0	1,028
BYM	31-Aug	6,100	6,100	0	1,028
HIS	31-Aug	6,100	6,100	0	1,028
MUA	30-Apr	11,200	6,100	0	0
RNJ	31-Jul	6,100	6,100	0	1,028
RNY	31-Jul	6,100	6,100	0	1,028

Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

		Audit-Related Fees*		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBN	31-Jul	N/A	N/A	N/A	N/A	N/A	N/A
BCF	31-Oct	10,777	402,500	0	0	0	0
BDJ	31-Oct	10,777	402,500	0	0	0	0
BDT	31-Oct	10,777	402,500	0	0	0	0
BDV	31-Oct	10,777	402,500	0	0	0	0
BFK	30-Apr	0	10,777	0	0	0	0
BFO	31-Jul	10,777	402,500	0	0	0	0
BFY	31-Aug	10,777	402,500	0	0	0	0
BFZ	31-Jul	10,777	402,500	0	0	0	0
BGR	31-Oct	10,777	402,500	0	0	0	0
BGT	31-Oct	10,777	402,500	0	0	0	0
BGY	31-Oct	10,777	402,500	0	0	0	0
BHD	31-Aug	10,777	402,500	0	0	0	0
BHK	31-Aug	10,777	402,500	0	0	0	0
BHL	31-Aug	10,777	402,500	0	0	0	0
BHY	31-Aug	10,777	402,500	0	0	0	0
BKK	30-Apr	0	10,777	0	0	0	0
BKN	30-Apr	0	10,777	0	0	0	0
BKT	31-Aug	10,777	402,500	0	0	0	0
BLE	31-Aug	10,777	402,500	0	0	0	0
BLH	31-Dec	10,777	402,500	0	0	0	0
BLW	31-Aug	10,777	402,500	0	0	0	0
BME	31-Oct	10,777	402,500	0	0	0	0
BNA	31-Aug	10,777	402,500	0	0	0	0
BNJ	31-Jul	10,777	402,500	0	0	0	0
BNY	31-Jul	10,777	402,500	0	0	0	0
BOE	31-Oct	10,777	402,500	0	0	0	0
BPP	31-Oct	10,777	402,500	0	0	0	0
BQR	31-Oct	10,777	402,500	0	0	0	0
BQY	31-Oct	10,777	402,500	0	0	0	0
BSD	30-Apr	0	10,777	0	0	0	0
BSE	31-Aug	10,777	402,500	0	0	0	0
BTA	30-Apr	0	10,777	0	0	0	0
BTZ	31-Oct	10,777	402,500	0	0	0	0
BYM	31-Aug	10,777	402,500	0	0	0	0
HIS	31-Aug	10,777	402,500	0	0	0	0
MUA	30-Apr	0	10,777	0	0	0	0
RNJ	31-Jul	10,777	402,500	0	0	0	0
RNY	31-Jul	10,777	402,500	0	0	0	0

*	The significant decrease in fees in the most recent fiscal year is due to the fact that the services rendered in the preceding fiscal year for a review of compliance policies and procedures were not performed by the Funds’ independent registered public accountant in the most recent fiscal year so no pre-approval was required by the Audit Committee.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees*
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBN	31-Jul	N/A	N/A
BCF	31-Oct	16,877	410,190
BDJ	31-Oct	16,877	409,628
BDT	31-Oct	16,877	409,628
BDV	31-Oct	16,877	409,628
BFK	30-Apr	23,600	20,377
BFO	31-Jul	20,377	413,128
BFY	31-Aug	20,377	413,128
BFZ	31-Jul	20,377	413,128
BGR	31-Oct	16,877	409,628
BGT	31-Oct	20,377	413,128
BGY	31-Oct	16,877	409,628
BHD	31-Aug	16,877	409,628
BHK	31-Aug	16,877	409,628
BHL	31-Aug	16,877	409,628
BHY	31-Aug	16,877	409,628
BKK	30-Apr	15,600	20,377
BKN	30-Apr	9,600	20,377
BKT	31-Aug	16,877	409,628
BLE	31-Aug	20,377	413,128
BLH	31-Dec	20,377	413,128
BLW	31-Aug	16,877	409,628
BME	31-Oct	16,877	409,628
BNA	31-Aug	16,877	409,628
BNJ	31-Jul	20,377	413,128
BNY	31-Jul	20,377	413,128
BOE	31-Oct	16,877	409,628
BPP	31-Oct	20,377	413,128
BQR	31-Oct	16,877	409,628
BQY	31-Oct	16,877	409,628
BSD	30-Apr	12,300	20,377
BSE	31-Aug	20,377	413,128
BTA	30-Apr	10,300	16,877
BTZ	31-Oct	20,377	413,128
BYM	31-Aug	20,377	413,128
HIS	31-Aug	16,877	409,628
MUA	30-Apr	11,200	16,877
RNJ	31-Jul	20,377	413,128
RNY	31-Jul	20,377	413,128

*	The significant decrease in fees in the most recent fiscal year is due to the fact that the services rendered in the preceding fiscal year for a review of compliance policies and procedures were not performed by the Funds’ independent registered public accountant in the most recent fiscal year so no pre-approval was required by the Audit Committee.

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Appendix H

5% Beneficial Share Ownership

     As of May 23, 2011, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated:

Fund	Investor	Address	Common Shares Held	Common Shares % Held	AMPS Held	AMPS % Held
BFO	Bank of America	Bank of America Corporate Center	—	—	264	15.38%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

BFO	UBS AG	Bahnhofstrasse 45	—	—	925	53.90%
PO Box CH-8021
Zurich, Switzerland

BFZ	First Trust	120 East Liberty Drive, Suite 400	2,878,308	9.10%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BFZ	Bank of America	Bank of America Corporate Center	—	—	1,524	22.24%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

BFZ	CitiGroup Global	388 Greenwich Street	—	—	1,172	17.10%
	Markets Inc.(3)	New York, NY 10013

	CitiGroup Financial	388 Greenwich Street
	Products Inc.(3)	New York, NY 10013

	CitiGroup Global	388 Greenwich Street
	Markets Holdings	New York, NY 10013
Inc.(3)

	CitiGroup Inc.(3)	399 Park Avenue
New York, NY 10043

BFZ	UBS AG	Bahnhofstrasse 45	—	—	731	10.67%
PO Box CH-8021
Zurich, Switzerland

BNJ	First Trust	120 East Liberty Drive, Suite 400	480,895	6.30%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BNJ	Bank of America	Bank of America Corporate Center	—	—	401	16.96%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
BNJ	CitiGroup Global	388 Greenwich Street	—	—	371	15.69%
	Markets Inc.(3)	New York, NY 10013

	CitiGroup Financial	388 Greenwich Street
	Products Inc.(3)	New York, NY 10013

	CitiGroup Global	388 Greenwich Street
	Markets Holdings	New York, NY 10013
Inc.(3)

	CitiGroup Inc.(3)	399 Park Avenue
New York, NY 10043

BNJ	UBS AG	Bahnhofstrasse 45	—	—	293	12.39%
PO Box CH-8021
Zurich, Switzerland

BNJ	Brigade Leveraged	c/o Ogier Fiduciary	—	—	769	32.53%
	Capital Structures	Services(Cayman) Limited
	Fund Ltd.(4)	89 Nexus Way Camana Bay
Grand Cayman KY1-9007
Cayman Islands

	Brigade Capital	399 Park Avenue, Suite 1600
	Management, LLC(4)	New York, NY 10022

	Donald E.	399 Park Avenue, Suite 1600
	Morgan, III(4)	New York, NY 10022

BNY	CitiGroup Global	388 Greenwich Street	—	—	207	5.48%
	Markets Inc.(3)	New York, NY 10013

	CitiGroup Financial	388 Greenwich Street
	Products Inc.(3)	New York, NY 10013

	CitiGroup Global	388 Greenwich Street
	Markets Holdings	New York, NY 10013
Inc.(3)

	CitiGroup Inc.(3)	399 Park Avenue
New York, NY 10043

BNY	Bank of America	Bank of America Corporate Center	—	—	1,032	27.30%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

BNY	UBS AG	Bahnhofstrasse 45	—	—	211	5.58%
PO Box CH-8021
Zurich, Switzerland

RNJ	Bank of America	Bank of America Corporate Center	—	—	60	21.74%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

RNJ	Morgan Stanley(5)	1585 Broadway	—	—	33	11.96%
New York, NY 10036

	Morgan Stanley &	1585 Broadway
	Co. Incorporated(5)	New York, NY 10036

RNJ	UBS AG	Bahnhofstrasse 45	—	—	148	53.62%
PO Box CH-8021
Zurich, Switzerland

RNY	UBS AG	Bahnhofstrasse 45	—	—	243	62.47%
PO Box CH-8021
Zurich, Switzerland

RNY	Morgan Stanley(5)	1585 Broadway	—	—	20	5.14%
New York, NY 10036

	Morgan Stanley &	1585 Broadway
	Co. Incorporated(5)	New York, NY 10036

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
BHK	First Trust	120 East Liberty Drive, Suite 400	3,807,131	14.10%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BHK	Wells Fargo &	420 Montgomery Street	2,070,453	7.66%	—	—
	Company(6)	San Francisco, CA 94104

	Wells Fargo	525 Market Street, 10th Floor
	Management	San Francisco, CA 94105
Incorporated(6)

BDV	First Trust	120 East Liberty Drive, Suite 400	4,112,829	7.50%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BDJ	First Trust	120 East Liberty Drive, Suite 400	6,373,696	9.00%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BGT	First Trust	120 East Liberty Drive, Suite 400	5,120,782	21.70%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BOE	First Trust	120 East Liberty Drive, Suite 400	4,370,020	6.40%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BME	Bank of America	Bank of America Corporate Center	1,199,787	15.80%	—	—
	Corporation(7)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	Bank of America Corporate Center
	N.A.(7)	100 North Tryon Street
Charlotte, North Carolina 28255

	Merrill Lynch,	Bank of America Corporate Center
	Pierce, Fenner &	100 North Tryon Street
	Smith, Inc.(7)	Charlotte, North Carolina 28255

HIS	Advisors Asset	18925 Base Camp Road,	2,955,541	5.41%	—	—
	Management, Inc.	Suite 203
Monument, CO 80132

HIS	First Trust	120 East Liberty Drive, Suite 400	4,388,537	8.00%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BNA	First Trust	120 East Liberty Drive, Suite 400	4,782,080	13.90%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
BNA	Wells Fargo &	420 Montgomery Street	2,125,218	6.17%	—	—
	Company(8)	San Francisco, CA 94104

	Wells Capital	525 Market Street, 10th Floor
	Management	San Francisco, CA 94105
Incorporated(8)

BYM	First Trust	120 East Liberty Drive, Suite 400	2,121,755	8.10%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BYM	CitiGroup Global	388 Greenwich Street	—	—	2,070	37.70%
	Markets Inc.(3)	New York, NY 10013

	CitiGroup Financial	388 Greenwich Street
	Products Inc.(3)	New York, NY 10013

	CitiGroup Global	388 Greenwich Street
	Markets Holdings	New York, NY 10013
Inc.(3)

	CitiGroup Inc.(3)	399 Park Avenue
New York, NY 10043

BYM	UBS AG	Bahnhofstrasse 45	—	—	981	17.87%
PO Box CH-8021
Zurich, Switzerland

BKN	Sakharam D.	2768 Palm Springs Lane	2,000,000	11.72%	—	—
	Mahurkar Trust	Aurora, Illinois 60502

BKN	Bank of America	Bank of America Corporate Center	—	—	2,357	46.78%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

BKN	UBS AG	Bahnhofstrasse 45	—	—	582	11.55%
PO Box CH-8021
Zurich, Switzerland

BTA	First Trust	120 East Liberty Drive, Suite 400	1,540,018	11.50%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BKK	Bank of America	Bank of America Corporate Center	—	—	1,155	16.61%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

BKK	UBS AG	Bahnhofstrasse 45	—	—	3,460	49.76%
PO Box CH-8021
Zurich, Switzerland

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
BKK	Brigade Leveraged	c/o Ogier Fiduciary Services	—	—	827	11.89%
	Capital Structures	(Cayman) Limited
	Fund Ltd.(9)	89 Nexus Way Camana Bay
Grand Cayman KY1-9007
Cayman Islands

	Brigade Credit	c/o Ogier Fiduciary Services
	Fund I Ltd.(9)	(Cayman) Limited
89 Nexus Way Camana Bay
Grand Cayman KY1-9007
Cayman Islands

	Brigade Capital	399 Park Avenue, Suite 1600
	Management,	New York, NY 10022
LLC(9)

	Donald E. Morgan,	399 Park Avenue, Suite 1600
	III(9)	New York, NY 10022

BFK	First Trust	120 East Liberty Drive, Suite 400	2,682,916	6.00%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BFK	Brigade Leveraged	c/o Ogier Fiduciary	—	—	2,061	19.02%
	Capital Structures	Services(Cayman) Limited
	Fund Ltd.(4)	89 Nexus Way Camana Bay
Grand Cayman KY1-9007
Cayman Islands

	Brigade Capital	399 Park Avenue, Suite 1600
	Management,	New York, NY 10022
LLC(4)

	Donald E.	399 Park Avenue, Suite 1600
	Morgan, III(4)	New York, NY 10022

BFK	CitiGroup Global	388 Greenwich Street	—	—	1,777	16.40%
	Markets Inc.(3)	New York, NY 10013

	CitiGroup Financial	388 Greenwich Street
	Products Inc.(3)	New York, NY 10013

	CitiGroup Global	388 Greenwich Street
	Markets Holdings	New York, NY 10013
Inc.(3)

	CitiGroup Inc.(3)	399 Park Avenue
New York, NY 10043

BFK	Bank of America	Bank of America Corporate Center	—	—	2,273	20.98%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

BFK	UBS AG	Bahnhofstrasse 45	—	—	1,020	9.41%
PO Box CH-8021
Zurich, Switzerland

BLE	First Trust	120 East Liberty Drive, Suite 400	1,985,112	8.50%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
BLE	Bank of America	Bank of America Corporate Center	—	—	2,758	45.57%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

BLE	UBS AG	Bahnhofstrasse 45	—	—	373	6.16%
PO Box CH-8021
Zurich, Switzerland

BLW	First Trust	120 East Liberty Drive, Suite 400	4,367,423	11.80%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BLW	Morgan Stanley(10)	1585 Broadway	2,272,777	6.20%	—	—
New York, NY 10036

	Morgan Stanley	1585 Broadway
	Smith Barney	New York, NY 10036
LLC(10)

BSE	First Trust	120 East Liberty Drive, Suite 400	418,602	6.50%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BSE	CitiGroup Global	388 Greenwich Street	—	—	318	19.59%
	Markets Inc.(3)	New York, NY 10013

	CitiGroup Financial	388 Greenwich Street
	Products Inc.(3)	New York, NY 10013

	CitiGroup Global	388 Greenwich Street
	Markets Holdings	New York, NY 10013
Inc.(3)

	CitiGroup Inc.(3)	399 Park Avenue
New York, NY 10043

BSE	UBS AG	Bahnhofstrasse 45	—	—	307	18.92%
PO Box CH-8021
Zurich, Switzerland

BSE	Bank of America	Bank of America Corporate Center	—	—	93	5.73%
	Corporation(11)	100 North Tryon Street
Charlotte, North Carolina 28255

	Merrill Lynch,	Bank of America Corporate Center
	Pierce, Fenner &	100 North Tryon Street
	Smith, Inc.(11)	Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(11)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(11)	Charlotte, North Carolina 28255

BLH	Bank of America	Bank of America Corporate Center	—	—	476	37.90%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
BFY	Bank of America	Bank of America Corporate Center	—	—	630	35.41%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

BCF	Morgan Stanley(10)	1585 Broadway	3,439,344	6.00%	—	—
New York, NY 10036

	Morgan Stanley	1585 Broadway
	Smith Barney	New York, NY 10036
LLC(10)

BQY	First Trust	120 East Liberty Drive, Suite 400	792,875	13.10%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BDT	First Trust	120 East Liberty Drive, Suite 400	4,040,038	15.00%	—	—
	Portfolios L.P.(2)	Wheaton, Illinois 60187

	First Trust	120 East Liberty Drive, Suite 400
	Advisors L.P.(2)	Wheaton, Illinois 60187

	The Charger	120 East Liberty Drive, Suite 400
	Corporation(2)	Wheaton, Illinois 60187

BDT	Claymore	2455 Corporate West Drive	1,359,566	5.05%	—	—
	Securities Inc.	Lisle IL 60532

BSD	CitiGroup Global	388 Greenwich Street	—	—	294	17.10%
	Markets Inc.(3)	New York, NY 10013

	CitiGroup Financial	388 Greenwich Street
	Products Inc.(3)	New York, NY 10013

	CitiGroup Global	388 Greenwich Street
	Markets Holdings	New York, NY 10013
Inc.(3)

	CitiGroup Inc.(3)	399 Park Avenue
New York, NY 10043

BSD	Bank of America	Bank of America Corporate Center	—	—	414	24.08%
	Corporation(1)	100 North Tryon Street
Charlotte, North Carolina 28255

	Bank of America,	101 South Tryon Street
	N.A.(1)	Charlotte, North Carolina 28255

	Blue Ridge	214 North Tryon Street
	Investments, LLC(1)	Charlotte, North Carolina 28255

(1)	Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(2)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(3)	CitiGroup Global Markets Inc., CitiGroup Financial Products Inc., CitiGroup Global Markets Holdings Inc. and CitiGroup Inc. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(4)	Brigade Capital Management, LLC, Brigade Leveraged Capital Structures Fund Ltd. and Donald E. Morgan III filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(5)	Morgan Stanley and Morgan Stanley & Co., Incorporated filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(6)	Wells Fargo & Company and Wells Fargo Management Incorporated filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(7)	Bank of America Corporation, Bank of America, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(8)	Wells Fargo & Company and Wells Capital Management Incorporated filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(9)	Brigade Capital Management, LLC, Brigade Leveraged Capital Structures Fund Ltd., Brigade Credit Fund I Ltd., and Donald E. Morgan III filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(10)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(11)	Bank of America Corporation, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Blue Ridge Investments, L.L.C. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(This page intentionally left blank)

CECL-0611

[FORM OF PROXY CARD FOR COMMON SHAREHOLDERS OF PREFERRED FUNDS]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 28, 2011 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on May 31, 2011 at the Annual Meeting of Shareholders of the Fund to be held on July 28, 2011 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware, Maryland or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds
Annual Meeting of Shareholders to Be Held on July 28, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/22582

[Name(s) of Fund(s)]
Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:   ■

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Paul L. Audet	02. Michael J. Castellano	03 R. Glenn Hubbard	☐	☐	☐

[Name(s) of Fund(s)]

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

[FORM OF PROXY CARD FOR PREFERRED SHAREHOLDERS OF PREFERRED FUNDS AND COMMON SHAREHOLDERS OF OTHER FUNDS]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	[Name(s) of Fund(s)]	PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 28, 2011
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on May 31, 2011 at the Annual Meeting of Shareholders of the Fund to be held on July 28, 2011 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware, Maryland or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for [Name of Fund(s)]
Annual Meeting of Shareholders to Be Held on July 28, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/22582

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:   ■

1	.	To Elect Board Member Nominees:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

		01. Paul L. Audet	02. Michael J. Castellano	03 R. Glenn Hubbard	☐	☐	☐
04. W. Carl Kester

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.